UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

SCIENTURE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCIENTURE HOLDINGS, INC.

20 Austin Blvd.

Commack, New York 11725

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER    , 2025

TO THE STOCKHOLDERS OF SCIENTURE HOLDINGS, INC.:

Notice is hereby given of the 2025 annual meeting of stockholders of Scienture Holdings, Inc., which we refer to as “we,” “us,” “our,” or the “Company,” to be held on November      , 2025, at 11:00 a.m. Eastern Time virtually at              (the “Annual Meeting”), for the following purposes:

●	To elect five directors to the Board of Directors (the “Board”), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board intends to present for election the following five nominees: Mayur Doshi, Donald G. Fell, Shankar Hariharan, Subbarao Jayanthi, and Narasimhan Mani (“Proposal 1”);

●	To consider and approve an amendment to our Second Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of shares of our common stock, $0.00001 par value per share (the “Common Stock”), authorized for issuance from 100,000,000 shares to 2,000,000,000 shares and of our preferred stock, $0.00001 par value per share (the “Preferred Stock”), authorized for issuance from 10,000,000 shares to 200,000,000 shares (“Proposal 2”);

●	To consider and approve an amendment to our Second Amended and Restated 2019 Equity Incentive Plan (the “2019 Plan”) to increase the number of shares of Common Stock available for issuance under the 2019 Plan from 5,000,000 shares to 25,000,000 shares (“Proposal 3”);

●	To consider and approve a potential future offering of our Common Stock, which could result in the issuance of more than 20% of our currently outstanding shares of Common Stock at a price below the “minimum price,” as defined by, and in accordance with, Nasdaq Listing Rule 5635(d) (“Proposal 4”);

●	To consider and vote on a proposal to grant our Board the discretion to amend our Charter to effect a reverse stock split at a ratio of not less than one-for-two and not greater than one-for-fifty, with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of our stockholders (“Proposal 5”); and

●	To approve an adjournment of the Annual Meeting, if necessary and appropriate, as determined by the Board in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the presented proposals or to constitute a quorum (“Proposal 6”); and

●	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board has fixed the close of business on September 23, 2025, as the record date for determining holders of our Common Stock entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

You may also vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. In addition, you may vote by telephone: call          and follow the instructions provided by the recorded message. You will need your proxy card available if you vote by telephone. You may also vote by Internet: access          and follow the steps outlined on the secure website.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, please vote by completing, signing, dating, and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting.

This Notice and Proxy Statement are dated October        , 2025 and are first being mailed to shareholders on or about October        , 2025. Please note that this Notice and Proxy Statement are also available at         .

October , 2025

By order of the Board,

Shankar Hariharan
Chairman of the Board

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SCIENTURE HOLDINGS, INC.

Proxy Statement

For the Annual Meeting of Stockholders

To Be Held on November , 2025

TABLE OF CONTENTS

Page
INTRODUCTION	1
PROPOSAL 1: ELECTION OF DIRECTORS	2
PROPOSAL 2: APPROVAL OF AN AMENDMENT TO OUR CHARTER TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK AUTHORIZED FOR ISSUANCE	5
PROPOSAL 3: APPROVAL OF AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER	6
PROPOSAL 4: APPROVAL OF A POTENTIAL FUTURE OFFERING OF OUR COMMON STOCK	12
PROPOSAL 5: APPROVAL OF THE REVERSE STOCK SPLIT	14
PROPOSAL 6: APPROVAL TO ADJOURN THE ANNUAL MEETING	23
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	24
DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE	29
REPORT OF THE AUDIT COMMITTEE	34
EXECUTIVE AND DIRECTOR COMPENSATION	35
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	45
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE	45
STOCKHOLDER PROPOSALS AND NOMINATIONS	48
OTHER MATTERS	49
CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING	49
ANNEX A: SHARE INCREASE SPLIT CHARTER AMENDMENT	A-1
ANNEX B: SECOND AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN	B-1
ANNEX C: REVERSE STOCK SPLIT CHARTER AMENDMENT	C-1
ANNEX D: AUDIT COMMITTEE CHARTER	D-1
ANNEX E: COMPENSATION COMMITTEE CHARTER	E-1
ANNEX F: NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER	F-1

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SCIENTURE HOLDINGS, INC.

20 Austin Blvd.

Commack, New York 11725

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

This Proxy Statement and associated proxy card (the “Proxy Materials”) are furnished in connection with the solicitation of proxies to be voted at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Scienture Holdings, Inc. (“we,” “us,” or the “Company”), which will be held on November       , 2025, at 11:00 a.m. Eastern Time virtually at             .

By visiting this website, you may attend the Annual Meeting online, vote your shares electronically, and submit your questions to management during the Annual Meeting. You may also vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. In addition, you may vote by telephone: call toll-free and follow the instructions provided by the recorded message. You will need your proxy card available if you vote by telephone. You may also vote by Internet: access and follow the steps outlined on the secure website.

Proposals to be Voted on at the Annual Meeting

The following matters are scheduled to be voted on at the Annual Meeting:

●	Proposal 1: To elect five directors to the Board, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board intends to present for election the following five nominees: Mayur Doshi, Donald G. Fell, Shankar Hariharan, Subbarao Jayanthi, and Narasimhan Mani;

●	Proposal 2: To consider and approve an amendment to our Second Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of shares of our common stock, $0.00001 par value per share (the “Common Stock”), authorized for issuance from 100,000,000 shares to 2,000,000,000 shares and of our preferred stock, $0.00001 par value per share (the “Preferred Stock”), authorized for issuance from 10,000,000 shares to 200,000,000 shares;

●	Proposal 3: To consider and approve an amendment to our Second Amended and Restated 2019 Equity Incentive Plan (the “2019 Plan”) to increase the number of shares of Common Stock available for issuance under the 2019 Plan from 5,000,000 shares to 25,000,000 shares;

●	Proposal 4: To consider and approve a potential future offering of our Common Stock, which could result in the issuance of more than 20% of our currently outstanding shares of Common Stock at a price below the “minimum price,” as defined by, and in accordance with, Nasdaq Listing Rule 5635(d);

●	Proposal 5: To consider and vote on a proposal to grant our Board the discretion to amend our Charter to effect a reverse stock split at a ratio of not less than one-for-two and not greater than one-for-fifty, with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of our stockholders; and

●	Proposal 6: To approve an adjournment of the Annual Meeting, if necessary and appropriate, as determined by the Board in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the presented proposals or to constitute a quorum.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

Questions and Answers about the Annual Meeting

Please see “Questions and Answers about the Annual Meeting” beginning on page 24 for important information about the proxy materials, voting, and the Annual Meeting. If you have any questions, require any assistance with voting your shares, or need additional copies of this proxy statement (this “Proxy Statement”) or voting materials, please contact:

Dr. Shankar Hariharan

Scienture Holdings, Inc.

Phone: (631) 670-6039

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

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PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, five directors are to be elected to the Board to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee (the “Nominating Committee”) has recommended, and the Board has selected, the following nominees for election: Mayur Doshi, Donald G. Fell, Shankar Hariharan, Subbarao Jayanthi, and Narasimhan Mani, all of whom are current directors of the Company. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity, and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills, and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his or her duties and responsibilities effectively and is committed to serving the Company and our stockholders. Set forth below is a brief description of the specific experiences, qualifications, and skills attributable to each of our directors that led the Board, as of the date of this Proxy Statement, to its conclusion that such director should serve as a director of the Company. Director nominee ages set forth below are as of October 6, 2025.

THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

Name	Position	Age	Director Since
Shankar Hariharan	Chairman, Co-Chief Executive Officer	68	July 2024
Narasimhan Mani	Director, Co-Chief Executive Officer, President	51	May 2025
Mayur Doshi	Director	63	May 2024
Donald G. Fell	Director	79	January 2014
Subbarao Jayanthi	Director	54	June 2024

Shankar Hariharan, Chairman and Co-Chief Executive Officer

Dr. Hariharan has served as Chairman of our Board and Co-Chief Executive Officer of the Company since May 2025. Dr. Hariharan has over 37 years of experience in successfully leading branded, specialty, and generic pharmaceutical businesses and has held several leadership positions at Scienture, LLC, Forest Labs, Par Pharmaceuticals, and Amneal Pharmaceuticals. He most recently was the founder, president, and chief executive officer of Scienture. At Amneal in his role as the Executive Vice President and Chief Scientific Officer, he oversaw Global Research & Development, Global Regulatory Affairs, and Specialty Product Development and was instrumental in the company achieving significant revenue growth (>$1.5B) with high profit margins. Prior to joining Amneal, Dr. Hariharan founded DermAct, an R&D organization specializing in new molecule discovery and product development for key indications in Dermatology, leading to the company’s successful acquisition. Dr. Hariharan obtained his bachelor’s degree in pharmacy at the Banaras Hindu University (BHU) in India and his Ph.D. in Pharmaceutical Sciences at Northeastern University in Boston, Massachusetts. Dr. Hariharan currently serves on the board of Depymed, Inc. and on the advisory board of New Rhein Healthcare, LLC, and MAA Laboratories.

Director Qualifications:

Our Board of Directors believes that Dr. Hariharan is qualified to serve as a member of the Board because of his extensive business and management background, especially in relation to his executive experience in the healthcare industry.

Narasimhan Mani, Director, Co-Chief Executive Officer, and President

Dr. Mani has served as a director and the Co-Chief Executive Officer and President of the Company since May 2025. Dr. Mani is an experienced healthcare professional with over 25 years of experience in the pharmaceutical industry. He most recently served as the President and Chief Executive Officer for Kesin Pharma Corporation, a specialty pharma company with a focus on commercializing specialty and brand products. His past roles include serving as the Chief Executive Officer of Xiromed LLC, a generics and specialty drug product company and as the Vice President, Global Corporate Strategy and Business Development, at Amneal Pharmaceuticals where he led all the company’s strategic initiatives across Global Strategy, Portfolio Management, Business Development, and Commercial Operations. His previous experiences also include being the Corporate Finance and Strategic Planning Leader at Johnson & Johnson in New Brunswick, New Jersey, in the pharmaceutical and medical device sectors. He also worked as a Research Scientist and Product Development leader during his time at Forest Laboratories and Par Pharmaceuticals. He is an invited member of the Executives-in-Residence at New Rhein Healthcare Investors, a life-sciences focused private equity firm, and serves on the board of directors at Corsair Pharma, Inc., one of their portfolio companies. Dr. Mani’s journey in the pharmaceutical and healthcare space began with his B.Pharm (Hons.) from BITS, Pilani, India which he completed in 1995. His subsequent graduate degrees include M.S. Analytical Chemistry, from the University of Oklahoma, Norman in 1998, Ph.D. in Pharmaceutics, from the University of Georgia, Athens in 2003 and MBA in Finance and Marketing, from Columbia Business School, New York, NY in 2008. Dr. Mani is also the recipient of the 2021 Outstanding 50 Asian Americans in Business Award in September 2021.

Director Qualifications:

Our Board of Directors believes that Dr. Mani is qualified to serve as a member of the Board because of his extensive executive leadership and strategic planning experience in the pharmaceutical and healthcare industries, including his background in commercializing specialty products, leading business-development initiatives, and serving in senior roles at both public and private companies.

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Mayur Doshi, Director

Mr. Doshi is President and Chief Executive Officer of AlfaGene Bioscience, Inc. He has successfully initiated several companies and for the last ten years has been the Chief Executive Officer of Apogee Pharma. He also served as a director of PowerUp Acquisition Corp. (NASDAQ: PWUP), a special purpose acquisition company, from August 2023 to February 2025. He has over 20 years of experience in the global generic pharmaceutical market. He is a trained chemist and seasoned entrepreneur with extensive experience in active pharmaceutical ingredients. He has more than 20 years of pharmaceutical and bio-tech industry experience, entering the generic pharmaceutical industry in 1988. He is Chairman and Managing Director of Apogee Pharma, Inc., a major importer of application programming interfaces (APIs). He works closely with his clients, assisting them in bringing new generic drugs to market, including Barr Pharmaceuticals, DuPont Pharmaceuticals, Sandoz, Wyeth, and Watson. He is also a major investor in a generic pharmaceutical company and is the founder of, and primary investor in, AlfaGene. He worked and managed extensively in the pharmaceutical industry and created a multimillion-dollar company. Mr. Doshi also serves as a philanthropist for various organizations.

Director Qualifications:

Our Board of Directors believes that Mr. Doshi is well qualified to serve on the Board of Directors because of his experience in the global generic pharmaceutical market and his experience as a seasoned entrepreneur.

Donald G. Fell, Director

Mr. Fell has served as an independent director of our company since January 2014. Mr. Fell has also served as a director of Kernel Group Holdings, Inc. (NASDAQ: KRNL), a SPAC, since December 2022, served as a director of Oceantech Acquisitions I Corp. (NASDAQ: OTEC), a SPAC, since March 2023, and served as a director of Integrated Wellness Acquisition Corp (NYSE: WEL), a SPAC, since February 2024. Mr. Fell served as a director of Aesther Healthcare Acquisition Corp. (n/k/a Ocean Biomedical, Inc. (NASDAQ: OCEA)), a SPAC, from June 2021 until the completion of its initial business combination in February 2023. Mr. Fell served as a director of Semper Paratus Acquisition Corporation (n/k/a Tevogen Bio Holdings Inc. (NASDAQ: TVGN)), a SPAC, from June 2023 until the completion of its initial business combination in February 2024. Mr. Fell served as a director of PowerUp Acquisition Corp. (NASDAQ: PWUP), a SPAC, from August 2023 until the completion of its initial business combination in February 2025.

He is presently Professor and Institute Director for the Davis, California-based Foundation for Teaching Economics and adjunct professor of economics for the University of Colorado, Colorado, Springs. From 1995 – 2012, Mr. Fell held positions with the University of South Florida as a member of the Executive MBA faculty, Director of Executive and Professional Education, and Senior Fellow of the Public Policy Institute. He has also served as a visiting professor of economics at the University of LaRochelle, France, and as an adjunct professor of economics at both Illinois State University and The Ohio State University. Mr. Fell holds undergraduate and graduate degrees in economics from Indiana State University and is all but dissertation (ABD) in economics from Illinois State University. Through his work with the Foundation for Teaching Economics and the University of Colorado, Colorado Springs, he has conducted graduate institutes on economic policy and environmental economics in 44 states, throughout Canada, the Islands, and Eastern Europe. We believe Mr. Fell is qualified to serve as a member of the Board because of his extensive business and management background.

Director Qualifications:

Our Board of Directors believes that Mr. Fell’s extensive experience in the field of economics and business will provide us with valuable insight as we seek to execute our business strategy.

3

Subbarao Jayanthi, Director

Mr. Jayanthi is the Managing Partner of RxC International, LLC, and has been with the company since May 2013. RxC International is a strategy consulting firm advising biopharma companies on growth strategies, and while at the firm, Mr. Jayanthi has advised senior executives and board members at several biopharma companies on corporate strategy, portfolio strategy, and licensing/M&A transactions in the US, EU, and Japan. Mr. Jayanthi is also a board member and Chief Business Officer of Interlude Biopharma, a gastrointestinal (“GI”) company with three late-stage novel medications under development for GI disorders. He is also a Senior Advisor to Modig Life Sciences, a rare disease company developing an antisense oligonucleotide for a fatal neurodegenerative disease. Before this, Subbarao was the head of business planning at Daiichi Sankyo, a Top 20 global biopharma company. He spent a decade in leadership positions at global strategy consulting firms such as BCG and others, earlier in his career. He has authored books on biopharma commercialization, value chain management, and investments. He has an MBA in strategy, finance, and marketing from Kellogg School of Management at Northwestern University.

Director Qualifications:

Our Board of Directors believes that Mr. Jayanthi is qualified to serve as a member of the Board because of his extensive business and management background, especially in relation to his executive experience in the healthcare industry.

Vote Required to Elect the Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our Common Stock entitled to vote at the Annual Meeting are required to elect each director. A “plurality” of the votes cast means that the nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors. “Votes cast” shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within 10 days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that director’s election. Abstentions and broker non-votes (if any) will essentially be no votes.

Voting by Proxy

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Amended and Restated Bylaws (our “Bylaws”), the Board has set the number of directors that shall constitute the Board at five. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” EACH OF THE NOMINEES LISTED ABOVE.

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PROPOSAL 2: APPROVAL OF AN AMENDMENT TO OUR CHARTER TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK AUTHORIZED FOR ISSUANCE

We are asking our stockholders to approve a proposal (the “Share Increase Proposal”) to amend our Second Amended and Restated Certificate of Incorporation (our “Charter”) to increase the number of shares of Common Stock that we are authorized to issue from 100,000,000 shares to 2,000,000,000 shares and to increase the number of shares of Preferred Stock (together with our Common Stock, our “Capital Stock”) that we are authorized to issue from 10,000,000 shares to 200,000,000 shares (such amendment, the “Share Increase Charter Amendment”). In September 2025, the Board adopted resolutions unanimously approving the proposed Share Increase Charter Amendment. At that time, the Board determined that the proposed amendment and increase of our authorized Capital Stock to be advisable and in the best interests of the Company and its stockholders. Accordingly, the Board is submitting the Charter Amendment Proposal for approval by our stockholders. The Share Increase Proposal would become effective upon the filing of the Share Increase Charter Amendment with the Secretary of State of the State of Delaware. A copy of the proposed Share Increase Charter Amendment is attached hereto as Annex A.

If our stockholders approve the Charter Amendment Proposal, we expect to file the Share Increase Charter Amendment with the Secretary of State of the State of Delaware to increase the total number of authorized shares of our Common Stock and our Preferred Stock to 2,000,000,000 shares and 200,000,000 shares, respectively, as soon as practicable following the Annual Meeting.

As of the close of business on September 23, 2025, of our aggregate of 110,000,000 authorized shares of Capital Stock, there were 23,232,260 shares of Common Stock and 15,759 shares of Preferred Stock issued and outstanding. In addition, as of September 23, 2025, there were:

●	outstanding options with a weighted average price of $ per share; and
●	outstanding warrants with a weighted average price of $ per share.

We have designated four classes of Preferred Stock, consisting of Series A Preferred Stock, Series B Preferred Stock, Series C Convertible Preferred Stock, and Series X Non-Voting Convertible Preferred Stock, each of which is convertible into shares of Common Stock in accordance with the terms and limitations set forth in the applicable Certificate of Designation for each series of Preferred Stock.

The Company’s authorized shares of Common Stock and Preferred Stock are not sufficient to supports its current and planned corporate objectives. In particular, in order to increase the number of shares of Common Stock issuable under the Company’s 2019 Plan as discussed in Proposal 3 and to complete the proposed offering of Common Stock or securities convertible into Common Stock described in Proposal 4, the Company needs to increase its authorized shares of Common Stock and Preferred Stock. If stockholders approve Proposals 3 and 4 but do not approve this Proposal 2, the Company would lack a sufficient number of authorized shares to implement the 2019 Plan increase described in Proposal 3 or to complete the offering described in Proposal 4, thereby limiting the Company’s ability to raise capital and to attract, retain, and motivate employees through equity incentives. The Board believes that increasing the authorized shares of Capital Stock will provide the Company with the flexibility to pursue financing opportunities, conduct strategic transactions, grant equity incentives, and address other corporate purposes without the delay of seeking further stockholder approvals.

The proposed Share Increase Charter Amendment would increase the number of shares of Common Stock that the Company is authorized to issue from 100,000,000 shares to 2,000,000,000 shares of Common Stock and would increase the number of shares of Preferred Stock that the Company is authorized to issue from 10,000,000 shares to 200,000,000 shares of Preferred Stock. Based on the Company’s current number of outstanding shares of Capital Stock as of September 23, 2025, the shares issuable upon conversion or exercise of outstanding securities, and the Company’s anticipated short- and mid-term financing needs, the Board believes it is necessary and in the best interests of the Company and its stockholders to increase the number of authorized shares of Common Stock and Preferred Stock by approving the Share Increase Charter Amendment. Doing so will ensure the Company has the flexibility needed to meet the Company’s financing and strategic objectives.

Vote Required for Approval

For Proposal 2 to be approved, holders of a majority of all outstanding shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting must vote FOR Proposal 2. Abstentions and broker non-votes (if any) will essentially be no votes.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL 2.

5

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 5,000,000 SHARES TO 25,000,000 SHARES OF COMMON STOCK

Overview

On May 27, 2021, the stockholders of the Company approved and ratified the Company’s Second Amended and Restated 2019 Equity Incentive Plan (the “2019 Plan”). On July 25, 2024, the stockholders of the Company approved an amendment to the 2019 Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 shares, such that the total number of shares reserved for issuance is 5,000,000 shares of Common Stock. The 2019 Plan provides an opportunity for employees, officers, directors, and consultants of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board (or the Compensation Committee) may take into account the nature of the services rendered by such person, such person’s present and potential future contribution to the Company’s success, and such other factors as the Board (or the Compensation Committee) in its discretion deems relevant. Incentive stock options granted under the 2019 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the 2019 Plan are not intended to qualify as incentive stock options under the Code.

The 2019 Plan is intended to secure for the Company the benefits arising from ownership of the Company’s Common Stock by the employees, officers, directors, and consultants of the Company, all of whom are and will be responsible for the Company’s future growth. The 2019 Plan is designed to help attract and retain for the Company, qualified personnel for positions of exceptional responsibility, to reward employees, officers, directors, and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

Summary of the Proposal

The Board is asking stockholders to approve an amendment to 2019 Plan (the “2019 Plan Amendment), which the Board will adopt upon stockholder approval. The purpose of the 2019 Plan Amendment is to increase the number of shares of Common Stock reserved for issuance under the 2019 Plan by 20,000,000 shares. In accordance with the existing terms of the 2019 Plan, the number of shares reserved for issuance are subject to an optional annual increase on April 1st of each calendar year ending in 2029, with such optional annual increase not to exceed 10% of the total issued and outstanding shares of the Common Stock as of the last day of the immediately preceding fiscal year.

Background

The purpose of the 2019 Plan Amendment is to replenish equity-award availability to advance the Company and its affiliate’s interests in recruiting and retaining employees, officers, consultants, and Board members and other individuals who provide services to the Company and its affiliates. The 2019 Plan enables such persons to participate in the future success of the Company and its affiliates and to associate their interests with those of the Company and its stockholders. We believe our success is due to our highly talented employee base and that our future success depends on the ability to attract and retain high caliber personnel. The ability to grant equity awards is a necessary and powerful recruiting and retention tool for us to obtain the quality personnel we need to continue advancing our business.

Current Share Reserve

The 2019 Plan allows the issuance of up to the sum of (i) 5,000,000 shares of Common Stock (the “Available Shares”), and (ii) an annual increase on April 1st of each calendar year, which began in 2021 and will end in 2029 (each a “Date of Determination”), in each case subject to the approval and determination Board and/or the Company’s Compensation Committee (as applicable, the “Administrator”) on or prior to the applicable Date of Determination, equal to the lesser of (A) 10% of the total shares of the Company’s Common Stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as determined by the Administrator (the “Share Limit”). Notwithstanding the foregoing, shares added to the Available Shares by the Share Limit are available for issuance as incentive stock options only to the extent that making such shares available for issuance as incentive stock options would not cause any incentive stock option to cease to qualify as such. In the event that the Administrator shall not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable Date of Determination, the Share Limit and Available Shares shall remain at such level as they were prior to such applicable Date of Determination. For clarity, the Available Shares is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan.

6

Key Provisions of the 2019 Plan

On October 9, 2019, the Board adopted the Company’s 2019 Plan. On October 15, 2019, via a written consent, the majority of the Company’s stockholders approved and adopted the 2019 Plan. On May 29, 2020, the stockholders approved an amendment to the 2019 Plan to (i) increase by 1,000,000 (to 2,000,000), the number of shares reserved for issuance under the plan; and (ii) amend the 2019 Plan to include an “evergreen” feature, which will automatically increase the number of shares available for awards on an annual basis (as discussed in greater detail below under “Amendment to the 2019 Plan”), which amendment was set forth in the Company’s Amended and Restated 2019 Plan.

On April 15, 2021, the Board of Directors approved, subject to stockholder approval, a further amendment and restatement of the Company’s Amended and Restated 2019 Plan, which amended the Amended and Restated 2019 Plan to: (i) clarify that the plan includes a limitation on the number of shares of Common Stock that may be issued pursuant to the plan; (ii) include a 25,000,000 share limit on the number of shares of Common Stock issuable upon exercise of incentive stock options granted under the plan; and (iii) make certain other conforming changes to the plan.

The Second Amended and Restated 2019 Plan (as proposed to be amended and restated pursuant to this Proposal 3, the “2019 Plan”), which includes the 2019 Plan Amendment, has previously been approved by the Board, subject to stockholder approval at the Annual Meeting. If this Proposal 3 is not approved by our stockholders, we will continue to operate the 2019 Plan pursuant to its current provisions.

As of the date of this Proxy Statement, options to purchase            shares of Common Stock and            shares of Common Stock have been awarded under the 2019 Plan, with            shares of Common Stock remaining available for future awards under the 2019 Plan, subject to annual increases in the discretion of the administrator of the 2019 Plan as discussed below under “How much Common Stock is subject to the 2019 Plan?”.

The following is a summary of the principal features of the 2019 Plan. This summary does not purport to be a complete description of all of the provisions of the 2019 Plan. It is qualified in its entirety by reference to the full text of the 2019 Plan, as proposed to be ratified, which is included as Annex B to this Proxy Statement.

What is the purpose of the 2019 Plan?

The 2019 Plan is intended to secure for the Company the benefits arising from ownership of the Company’s Common Stock by employees, officers, directors, and consultants of the Company, all of whom are and will be responsible for the Company’s future growth. The 2019 Plan is designed to help attract and retain for the Company and its affiliates qualified personnel for positions of exceptional responsibility, to reward employees, officers, directors, and consultants for their services to the Company, and to motivate such individuals through added incentives to further contribute to the success of the Company and its affiliates.

Who is eligible to participate in the 2019 Plan?

The 2019 Plan provides an opportunity for any employee, officer, director, or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Administrator may take into account the nature of the services rendered by such person, such person’s present and potential future contribution to the Company’s success, and such other factors as the Administrator in its discretion shall deem relevant. Incentive stock options granted under the 2019 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the 2019 Plan are not intended to qualify as incentive stock options under the Code. See “What are the federal income tax consequences with respect to participation in the 2019 Plan?” below for a discussion of the principal federal income tax consequences of awards under the 2019 Plan. No awards can be issued to any person in consideration for services rendered where such services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities.

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No incentive stock option may be granted under the 2019 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

Who will administer the 2019 Plan?

The 2019 Plan is administered by the Board and/or the Company’s Compensation Committee. The Administrator has the exclusive right to interpret and construe the 2019 Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares of Common Stock subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the 2019 Plan.

If shares of Common Stock subject to an option or performance award granted under the 2019 Plan expire or otherwise terminate without being exercised (or exercised in full), such shares shall become available again for grants under the 2019 Plan. If shares of restricted stock awarded under the 2019 Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall not again be available under the 2019 Plan. Similarly, any shares cancelled in cashless exercises are not available for reissuance under the 2019 Plan.

How many securities have been granted pursuant to the 2019 Plan since its approval by the Board of Directors?

As of the date of this Proxy Statement, options to purchase               shares of Common Stock and               shares of Common Stock have been awarded under the 2019 Plan, with               shares of Common Stock remaining available for future awards under the 2019 Plan, subject to annual increases in the discretion of the Administrator of the 2019 Plan.

What will be the exercise price, vesting terms, and expiration date of options and awards under the 2019 Plan?

The Administrator, in its sole discretion, determines the exercise price of any options granted under the 2019 Plan, which exercise price shall be set forth in the agreement evidencing the option, provided however that at no time shall the exercise price be less than $0.00001 par value per share of the Company’s Common Stock. Also, the exercise price of incentive stock options may not be less than the fair market value of the Common Stock subject to the option on the date of the grant and, in some cases (see “Who is eligible to participate in the 2019 Plan?” above), may not be less than 110% of such fair market value. The exercise price of non-statutory options may be less than the fair market value of the Common Stock on the date of grant. The exercise price of options granted under the 2019 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Administrator, (i) by delivery of already-owned shares of our Common Stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the Securities and Exchange Commission (the “SEC”).

Options and Other Ways for a Grantee to Pay the Exercise Price

Options granted under the 2019 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator. The Administrator has the power to accelerate the time as of which an option may vest or be exercised. Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by the Administrator. In the event a recipient’s employment or service with our Company terminates, any or all of the shares of Common Stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our Company in accordance with such restricted stock agreement.

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The expiration date of options and other awards granted under the 2019 Plan will be determined by the Administrator. The maximum term of options and performance shares under the 2019 Plan is ten years, except that in certain cases the maximum term is five years.

What equitable adjustments will be made in the event of certain corporate transactions?

Upon the occurrence of:

(i)	the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii)	the approval by the Board of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii)	in the absence of a prior expression of approval by the Board, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment, or other modification of the outstanding shares of the Company’s Common Stock, each participant in the 2019 Plan shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such stock option shall then be so exercised.

What happens to options upon termination of employment or other relationships?

The incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the 2019 Plan, or within such period following a termination of service as shall have been determined by the Administrator and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three months following a termination of service. Non-incentive stock options are governed by the related award agreements.

Will adjustments be made for tax withholding?

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state, or local tax-withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing our Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of the Company’s Common Stock, or by a combination of these means.

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What are the federal income tax consequences with respect to participation in the 2019 Plan?

The following is a summary of the principal United States federal income tax consequences to the recipient of awards granted under the 2019 Plan and to the Company with respect to participation in the 2019 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state, or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of Common Stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of Common Stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2019 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

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May awards under the 2019 Plan be modified after they are granted?

Yes. The Administrator may reprice any stock option without the approval of the stockholders of the Company. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a stock option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a stock option at a time when its exercise price exceeds the fair market value of the underlying Common Stock, in exchange for another stock option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off, or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s Common Stock then trades or is quoted. In addition to, and without limiting the above, the Administrator may permit the voluntary surrender of all or a portion of any stock option granted under the 2019 Plan to be conditioned upon the granting to the participant of a new stock option for the same or a different number of shares of Common Stock as the stock option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new stock option to such participant. Subject to the provisions of the 2019 Plan, such new stock option shall be exercisable at such option price, during such option period, and on such other terms and conditions as are specified by the Administrator at the time the new stock option is granted. Upon surrender, the stock options surrendered shall be cancelled and the shares of Common Stock previously subject to them shall be available for the grant of other stock options.

May the 2019 Equity Incentive Plan be modified, amended, or terminated?

The Board may adopt, establish, amend, and rescind such rules, regulations, and procedures as it may deem appropriate for the proper administration of the 2019 Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the 2019 Plan, amend the 2019 Plan or a stock award as provided in Article XI of the 2019 Plan, and/or terminate or suspend the 2019 Plan as provided in Article XI thereof. The Board may also amend the 2019 Plan at any time, and from time to time. However, except as it relates to adjustments upon changes in Common Stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. The Board may submit any other amendment to the 2019 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable. The Board has submitted the 2019 Plan Amendment to the stockholders for approval pursuant to this Proposal 3.

Unless sooner terminated, the 2019 Plan will terminate ten years from the date of its original adoption by our Board, i.e., in October 2029.

Reasons for and Purpose of the Amendment to the 2019 Equity Incentive Plan

The Board is seeking stockholder adoption of the 2019 Plan Amendment to increase the number of shares of Common Stock that are issuable under the 2019 Plan from 5,000,000 shares to 25,000,000 shares. In accordance with the existing terms of the 2019 Plan, the number of shares reserved for issuance are subject to an optional annual increase on April 1st of each calendar year ending in 2029, with such optional annual increase not to exceed 10% of the total issued and outstanding shares of the Common Stock as of the last day of the immediately preceding fiscal year.

The 2019 Plan Amendment will allow us to continue to provide equity awards as part of the Company’s compensation program, which is a critical tool for motivating, attracting, and retaining talented employees and non-employee directors, and for providing incentives that promote the success of our business and increased stockholder value. In particular, the 2019 Plan Amendment will enable us to provide additional equity compensation to our non-employee directors from time-to-time based on determinations by our compensation committee and Board. The 2019 Plan Amendment will also enable us to continue issuing grants to our employees that may be recommended by our compensation committee and approved by the Board from time-to-time.

Our Board and compensation committee believe that equity awards motivate high levels of performance, more closely align the interests of employees and non-employee directors with those of stockholders by giving employees and non-employee directors an opportunity to hold an ownership stake in our company and provide an effective means of recognizing their respective contributions toward our success.

A copy of the 2019 Equity Incentive Plan is attached to this Proxy Statement as Annex B and is incorporated herein by reference and is marked to show changes effected by the Amendment. The description below is a summary and not intended to be a complete description of the 2019 Plan. Please read the 2019 Plan for more detailed information.

Amendment to the 2019 Equity Incentive Plan

Under this Proposal 3, our stockholders are being asked to approve the 2019 Plan Amendment to increase the Share Limit by 20,000,000 shares such that the total number of shares of Common Stock available for issuance under the 2019 Plan will be 25,000,000. In accordance with the existing terms of the 2019 Plan, the number of shares reserved for issuance are subject to an optional annual increase on April 1st of each calendar year ending in 2029, with such optional annual increase not to exceed 10% of the total issued and outstanding shares of the Common Stock as of the last day of the immediately preceding fiscal year.

Vote Required for Approval

For Proposal 3 to be approved, holders of a majority of all outstanding shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting must vote FOR Proposal 3. Abstentions and broker non-votes (if any) will essentially be no votes.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL 3.

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PROPOSAL 4: APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK IN A POTENTIAL PRIVATE TRANSACTION PURSUANT TO NASDAQ LISTING RULE 5635(D)

Overview of the Potential Private Transaction

Based on anticipated milestones and the Company’s business objectives, the Company is seeking stockholder approval of a potential transaction (other than a public offering) involving the sale, issuance, or potential issuance by the Company of shares of Common Stock or other securities convertible into or exercisable for Common Stock (i) equaling, alone or together with sales by officers, directors, or substantial stockholders of the Company, 20% or more of the Company’s Common Stock or the voting power of the Company’s Common Stock outstanding before the issuance, and (ii) at a price that is lower than (A) the closing price of the Company’s Common Stock as reflected on Nasdaq.com immediately preceding the signing of the binding agreement for the transaction, or (B) the average closing price of the Company’s Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement for the transaction (such potential transaction, a “Nasdaq Private Transaction”). The terms and conditions of any such Nasdaq Private Transaction would be negotiated by the Company and subsequently approved by the Board without further approval or authorization of the Company’s stockholders.

We anticipate that the Nasdaq Private Transaction would involve the issuance of shares of Common Stock, including shares of Common Stock issuable upon conversion or exercise of convertible preferred stock, warrants or other rights to purchase or acquire Common Stock, and convertible notes or other securities convertible into, or exercisable or exchangeable for, our Common Stock, in one or more potential non-public transactions, including transactions involving the exchange of trade debt for any such securities, in an aggregate offering amount of up to $500,000,000, in one or more offerings through          . Stockholder approval of this Proposal 4 would allow for the Company’s sale of shares of Common Stock at a discount of up to                % to the market price for the Company’s Common Stock. However, should the Company raise capital, management would use its best efforts to secure the best terms and highest valuation possible from various parties, which may include strategic or industry partners, investment funds, and/or other accredited investors. Although the Company has no immediate plans underway to conduct a Nasdaq Private Transaction, we are seeking this authorization in advance to give the Company maximum flexibility in seeking to raise funds.

Purpose of Seeking Stockholder Approval

Our Common Stock is listed on Nasdaq, and we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”) requires us to obtain stockholder approval prior to the issuance of our Common Stock in connection with certain offerings involving the sale, issuance, or potential issuance by the Company of Common Stock (and/or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock outstanding before the issuance. Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, or other equity securities issued or granted in such offerings will be considered shares issued in such a transaction in determining whether the 20% threshold has been reached.

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We are asking our stockholders to authorize the issuance of shares of our Common Stock including shares of Common Stock issuable upon conversion or exercise of convertible preferred stock, warrants or other rights to purchase or acquire Common Stock, and convertible notes or other securities convertible into, or exercisable or exchangeable for, our Common Stock, in one or more potential non-public transactions, including transactions involving the exchange of trade debt for any such securities, in an aggregate offering amount of up to $500,000,000. The sales price may not exceed a        % discount to the market price for our Common Stock at the time of entering into the sales agreement. This authorization will only be valid through        , which is         days following the scheduled date of the Annual Meeting. The offering or offerings conducted pursuant to a Nasdaq Private Transaction may take the form of private placements or registered offerings and may have such other terms as our Board deems to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

We have not yet identified investors or arrived at any specific terms or conditions for the potential Nasdaq Private Transaction, and we currently have no arrangements or understandings regarding any specific transaction with investors. We cannot predict whether we will be successful should we seek to raise capital through any Nasdaq Private Transaction.

The purpose of this proposal is to provide the Company with the ability to raise capital needed for operations and payment of outstanding liabilities and other indebtedness, without the need to conduct a public offering, which would involve significant delay and expense, if feasible at all. The Company would not enter into any transaction of the type described in this Proposal 4 if such transaction would constitute a change of control, as defined in Nasdaq Listing Rule 5635(b). If the stockholders do not approve this Proposal 4, we will not be able to issue shares of Common Stock in excess of the amount permitted by Rule 5635(d). In such event, the Company could be unable to obtain sufficient financing to fund its operations, implement its business strategy, and enhance its overall capitalization. As a result, the Company may need to seek alternative sources of financing that do not require stockholder approval, which may not be available on terms acceptable to the Company or at all.

We believe that, in order to pursue our business strategies, we may need to complete one or more offerings and have the ability to move quickly to raise additional capital should opportunities develop in the capital markets in the future. If our stockholders do not approve this proposal, we may seek to raise capital through alternative means, such as from exceptions to Rule 5635(d), including in public offerings or other offerings involving the issuance of less than 20% of our outstanding Common Stock.

Effect on Current Stockholders

Although there will be no initial effect on the holdings of current stockholders from the prior approval of a future Nasdaq Private Transaction, the issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. Under the Company’s current Charter and Bylaws, stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of our Common Stock. The issuance of additional shares of Common Stock in a Nasdaq Private Transaction would also dilute the voting power of our existing stockholders.

The Board has not yet determined the terms and conditions of any Nasdaq Private Transaction. As a result, the level of potential dilution cannot be determined at this time. It is possible that if the Company conducts a stock offering, some of the shares of Common Stock sold could be purchased by one or more investors who could acquire a large block of the Company’s Common Stock. This could concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future. However, as noted above, the Company would not enter into any Nasdaq Private Transaction of the type described in this Proposal 4 if such transaction would constitute a change of control, as defined in Nasdaq Listing Rule 5635(b).

The issuance of shares of Common Stock in one or more offerings could also have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest, or an extraordinary corporate transaction opposed by the Company.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to rights of appraisal with respect to this Proposal 4, and the Company will not independently provide stockholders with any such right.

Vote Required for Approval

For Proposal 4 to be approved, holders of a majority of all outstanding shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting must vote FOR Proposal 4. Abstentions and broker non-votes (if any) will essentially be no votes.

The Board is not required to take any action as a result of the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL 4.

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PROPOSAL 5 – APPROVAL OF THE REVERSE STOCK SPLIT

General

On October 1, 2025, the Board unanimously approved, subject to stockholder approval, an amendment to the Company’s Charter to effect a reverse stock split of the Company’s outstanding Common Stock by combining shares of Common Stock into a lesser number of shares of Common Stock by a ratio of not less than one-for-two and not more than one-for-fifty (the “Reverse Stock Split”) at any time within twelve months following the date of stockholder approval of this Proposal 5 (the “Reverse Stock Split Proposal”), with the exact ratio to be set within this range by the Board in its sole discretion. By this Proposal 5, the Board is requesting approval to complete the Reverse Stock Split within the stated ratio. Approval of this Proposal 5 will grant the Board the authority, without further action by the stockholders, to implement an amendment to the Company’s Charter to effect the Reverse Stock Split (the “Reverse Stock Split Charter Amendment”), with the exact exchange ratio and timing of the Reverse Stock Split (if at all) to be determined at the discretion of the Board. The Board’s decision whether or not (and when) to effect the Reverse Stock Split, and at what whole number ratio to effect the Reverse Stock Split, will be based on a number of factors, including market conditions, existing and anticipated trading prices for the Company’s Common Stock, and the listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”). If the Board does not implement the Reverse Stock Split within one year of receiving stockholder approval, the authority granted in this Proposal 5 to implement the Reverse Stock Split would terminate. Further, if the stockholders do not approve this Proposal 5, the Board will not be authorized to effect the Reverse Stock Split. Even if the stockholders approve the Reverse Stock Split Proposal, the Board may elect in its sole discretion to abandon the proposed Reverse Stock Split Charter Amendment and to not effect the Reverse Stock Split authorized by stockholders. If effected, the Reverse Stock Split will not change the total authorized number of shares of the Company’s Common Stock.

The Reverse Stock Split would become effective upon the filing of the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware. A copy of the proposed Reverse Stock Split Charter Amendment is attached hereto as Annex C. Upon the effectiveness of the Reverse Stock Split Charter Amendment, the outstanding shares of the Company’s Common Stock will be reclassified and combined into a lesser number of shares such that one share of the Company’s Common Stock will be issued in exchange for a specified number of shares in accordance with the ratio for the Reverse Stock Split selected by the Board.

If the Reverse Stock Split Proposal is approved as proposed, the Board would have the sole discretion to effect the Reverse Stock Split at any time within twelve months following the date of such stockholder approval and to fix the specific ratio for the Reverse Stock Split, provided that the ratio would be not less than one-for-two and not more than one-for-fifty. The Company believes that enabling the Board to fix the specific ratio of the Reverse Stock Split within the stated range will provide flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company’s stockholders. The determination of the ratio of the Reverse Stock Split will be based on a number of factors described below under “Criteria to Be Used for Decision to Apply the Reverse Stock Split.”

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The exact timing of the filing and effectiveness of the Reverse Stock Split Charter Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders, but such amendment will not occur later than twelve months following the date the Company’s stockholders approve the Reverse Stock Split. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the Company’s stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, the Board determines, in its sole discretion, that it is no longer in the Company’s best interest and the best interests of its stockholders to proceed with the Reverse Stock Split.

For the avoidance of doubt, except as otherwise specified herein, all share and dollar amounts set forth in this Proxy Statement are on a pre-Reverse Stock Split basis.

Reasons for the Reverse Stock Split

As of the date of this Proxy Statement, the Company’s Common Stock is listed on Nasdaq under the symbol “SCNX,” and the Company is required to maintain, among other things, a $1.00 minimum bid price per share of Common Stock in accordance with Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”). As of October 6, 2025, the Company’s Common Stock had not maintained a closing price of at least $1.00 for the preceding 24 consecutive business days. As such, the primary purpose of the Reverse Stock Split is to increase the market price of our Common Stock in order to assist the Company with complying with the Minimum Bid Price Requirement and thereby maintaining the listing of our Common Stock on Nasdaq. The Board intends to implement the Reverse Stock Split only if it believes that a decrease in the number of shares of Common Stock outstanding is likely to improve the trading price for our Common Stock on a split-adjusted basis.

The Board believes that effecting the Reverse Stock could be an effective means of ensuring continued compliance with the Minimum Bid Price Requirement for the continued listing of our Common Stock on Nasdaq and may minimize the risk of future delisting from Nasdaq. Assuming stockholders approve the Reverse Stock Split Proposal, the Company may implement the Reverse Stock Split, utilizing a ratio the Board believes will position the Company to ensure compliance with Nasdaq’s continued listing requirements.

While we intend to monitor the closing price of our Common Stock and consider available options depending on the trading price of our Common Stock, no assurances can be made that we will in fact be able to continue to comply and that our Common Stock will continue to remain listed on Nasdaq. If our Common Stock is delisted from Nasdaq, such delisting could also negatively affect the market price of our Common Stock, reduce the number of investors willing to hold or acquire our Common Stock, limit our ability to issue additional securities or obtain additional financing in the future, affect our ability to provide equity awards to our employees, and negatively impact our reputation and, as a consequence, our business.

In addition to effecting the Reverse Stock Split to meet the Minimum Bid Price Requirement of Nasdaq, increasing the per-share trading price of our Common Stock by effecting the Reverse Stock Split would broaden the pool of investors that may be interested in investing in our Company by attracting new investors who would prefer not to invest, or cannot invest, in shares that trade at lower share prices, and make our Common Stock a more attractive investment to institutional investors.

In evaluating the Reverse Stock Split, the Board has taken, and will take, into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts, and other stock-market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. In approving the Reverse Stock Split Charter Amendment to effect the Reverse Stock Split, the Board determined that the potential benefits of the Reverse Stock Split outweigh these potential negative factors.

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Criteria to be Used for Decision to Effect the Reverse Stock Split

If the Company’s stockholders approve the Reverse Stock Split, the Board will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the one-for-two to one-for-fifty range, would be determined by the Board and publicly announced by the Company prior to the effective time of the Reverse Stock Split. In determining whether to proceed with, and setting the appropriate ratio for, the Reverse Stock Split, the Board will consider, among other things, factors such as:

●	minimum price-per-share requirements;

●	the historical trading prices and trading volume of the Company’s Common Stock;

●	the number of shares of the Company’s Common Stock outstanding;

●	the then-prevailing and expected trading prices and trading volume of the Company’s Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for the Company’s Common Stock;

●	the anticipated impact of a particular ratio on the Company’s ability to reduce administrative and transactional costs;

●	business developments affecting the Company; and

●	prevailing general market and economic conditions.

Potential Advantages of a Reverse Stock Split

The Board is seeking authority to effect the Reverse Stock Split with the primary intent of increasing the price of our Common Stock to meet the price criteria for listing on Nasdaq and making our Common Stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed in this Reverse Stock Split Proposal, we believe that effecting the Reverse Stock Split is in the best interests of the Company and its stockholders.

The Board believes that an expected increased stock price could encourage investor interest and improve the marketability of our Common Stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our Common Stock may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. The Board believes that the higher share price that may result from the Reverse Stock Split could enable institutional investors and brokerage firms with such policies and practices to invest in our Common Stock.

Certain Risks Associated with the Reverse Stock Split

There can be no assurance that the total market capitalization of the Company’s Common Stock after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per-share market price of the Company’s Common Stock following the Reverse Stock Split will increase in proportion to the reduction in the number of shares of the Company’s Common Stock outstanding in connection with the Reverse Stock Split. The Company cannot guarantee that the Reverse Stock Split would lead to a sustained increase in the trading price of the Common Stock. The trading price of the Common Stock may change due to a variety of other factors, including the Company’s ability to successfully accomplish its business goals, market conditions, and the market perception of the Company’s business. You should also keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of the Company’s business or a stockholder’s proportional ownership in the Company. However, should the overall value of the Common Stock decline after the proposed reverse stock split, then the actual or intrinsic value of the shares of Common Stock held by you will also proportionately decrease as a result of the overall decline in value.

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Further, the liquidity of the Common Stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the expected increase in stock price as a result of the Reverse Stock Split is not sustained. In addition, the proposed Reverse Stock Split may increase the number of stockholders who own odd lots (less than 100 shares) of Common Stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting sales. If the Company effects the Reverse Stock Split, the resulting per-share stock price may nevertheless fail to attract institutional investors or may not satisfy the investing guidelines of such investors, and, consequently, the trading liquidity of the Common Stock may not improve.

Although we expect the Reverse Stock Split to result in an increase in the market price of our Common Stock, the Reverse Stock Split may not result in a permanent increase in the market price of our Common Stock, which would depend on many factors, including general economic, market, and industry conditions, and other factors described from time to time in the reports we file with the SEC.

Effect of the Reverse Stock Split

If our stockholders approve the Reverse Stock Split and the Board elects to effect the Reverse Stock Split, the number of outstanding shares of Common Stock will be reduced in proportion to the ratio of the Reverse Stock Split chosen by the Board (subject to the treatment of fractional shares), while the number of authorized shares of Common Stock will remain at 100,000,000 (or 2,000,000,000 shares if the Share Increase Charter Amendment discussed in Proposal 1 is approved by the stockholders). As of the effective time of the Reverse Stock Split, the Company would also adjust and proportionately decrease the number of shares of Common Stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire the Company’s Common Stock. In addition, as of the effective time of the Reverse Stock Split, the Company would adjust and proportionately decrease the total number of shares of Common Stock that may be the subject of the future grants under the Company’s 2019 Equity Incentive Plan, as described further below under the heading “Effects of the Reverse Stock Split on Outstanding Equity Awards.”

The Reverse Stock Split would be effected simultaneously for all outstanding shares of Common Stock. The Reverse Stock Split would affect all stockholders uniformly and would not change any stockholder’s percentage ownership interest in the Company, except for any minor adjustment due to the additional net share fraction that will be issued as a result of the treatment of fractional shares to the extent that the Reverse Stock Split results in any of our stockholders owning fractional shares. No fractional shares will be issued in connection with the Reverse Stock Split. Instead, the Company will issue one full share of the post-Reverse Stock Split Common Stock to any stockholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split. The Reverse Stock Split would not change the terms of the Company’s Common Stock. The Reverse Stock Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the Reverse Stock Split, the Company would continue to be subject to the periodic reporting requirements of the Exchange Act.

If the Board does not implement the Reverse Stock Split within 12 months following the date the stockholders approve this Reverse Stock Split Proposal, the authority granted in this proposal to implement the Reverse Stock Split would terminate.

The Company’s directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Reverse Stock Split Proposal, except to the extent of their ownership in shares of the Company’s Common Stock and securities convertible into or exercisable for the Company’s Common Stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Stock Split as all other outstanding shares of Common Stock and securities convertible into or exercisable for the Company’s Common Stock.

New CUSIP. After the effective time of the Reverse Split, our common stock will have a new CUSIP number, which is a number used to identify our equity securities, and investors holding stock certificates with the older CUSIP number will need to exchange them for stock certificates with the new CUSIP numbers by following the procedures described below.

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No Effect on Registration. Our Common Stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of the Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act, and following the Reverse Stock Split, we would continue to be subject to the periodic reporting requirements of the Exchange Act.

Maintenance of Ownership Percentage. If the Reverse Stock Split is approved and effected, each stockholder will own a reduced number of shares of Common Stock. This would affect all of the Company’s stockholders uniformly and would not affect any stockholder’s percentage ownership in the Company, except to the extent that the Reverse Stock Split results in a stockholder owning a fractional share, as described below. The number of stockholders of record would not be affected by the Reverse Stock Split.

Voting Rights. Proportionate voting rights and other rights of the Company’s stockholders would not be affected by the Reverse Stock Split, subject to the limitations and qualifications set forth in this discussion and to the note below regarding the receipt of an additional fraction of a share. For example, a holder of 1% of the voting power of the outstanding shares of the Company’s Common Stock immediately prior to the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding shares of Common Stock after the Reverse Stock Split, regardless of the exchange ratio chosen by the Board.

Effects of the Reverse Stock Split on Outstanding Equity Awards. If the Reverse Stock Split is effected, the terms of equity awards under the Company’s 2019 Equity Incentive Plan, including the per-share exercise price of options and the number of shares issuable under outstanding awards, will be converted on the effective date of the Reverse Stock Split in proportion to the reverse split ratio of the Reverse Stock Split (subject to adjustment for fractional interests) chosen by the Board. The Compensation Committee of the Board must approve such adjustments, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive on all participants of the 2019 Plan. In addition, the total number of shares of Common Stock that may be the subject of future grants under the 2019 Plan will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Impact of Issued and Outstanding Share Amounts. Assuming Reverse Stock Split ratios of 1-for-10, 1-for-50, and 1-for-100, the following table sets forth (i) the number of shares of our Common Stock that would be issued and outstanding, (b) the number of shares of our Common Stock that would be reserved for issuance pursuant to outstanding options, warrants, and restricted stock units, and (c) the weighted-average exercise price of outstanding options and warrants, each giving effect to the Reverse Stock Split and based on securities outstanding as of September 23, 2025, the record date (without giving effect to the treatment of fractional shares).

If the Board does not implement the Reverse Split before the one-year anniversary of the date the stockholders approve the Reverse Stock Split Proposal, the authority granted in this proposal to implement the Reverse Stock Split would terminate.

Authorized Shares of Common Stock

We are currently authorized under our Certificate of Incorporation to issue up to a total of 110,000,000 shares of Capital Stock, comprised of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. A total of 23,232,260 shares of Common Stock are currently outstanding. While the Reverse Stock Split would decrease the number of outstanding shares of our Common Stock, it would not change the number of authorized shares under our Charter. Consequently, the practical effect of the Reverse Stock Split would be to substantially increase the number of shares of Common Stock available for issuance under our Charter. The Board believes that such an increase is in the Company’s and its stockholders’ best interests because it would give the Company greater flexibility to issue shares of Common Stock in connection with possible future financings, joint ventures, and acquisitions as well as under our 2019 Plan and for other general corporate purposes. Although we do not currently have any plans, understandings, arrangements, commitments, or agreements, written or oral, for the issuance of the additional shares of Common Stock that would become available for issuance if the Reverse Stock Split is effected, we believe it would be advantageous in the future to have the shares available for the purposes described above in the future.

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By increasing the number of authorized but unissued shares of Common Stock, the Reverse Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, the Board might be able to delay or impede a takeover or transfer of control of our Company by causing such additional authorized but unissued shares of Common Stock to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines, in the exercise of its fiduciary duties, is not in the best interests of the Company or its stockholders. The Reverse Stock Split could therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Stock Split could limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split could have the effect of providing the Board with additional means to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business, including making it more difficult for stockholders to remove directors. The Board is not aware of any attempt to take control of our Company and did not authorize the Reverse Stock Split with the intention of using it as a type of anti-takeover device.

Procedure for Effecting the Reverse Stock Split

If the Company’s stockholders approve the Reverse Stock Split Proposal, and if the Board still believes that a Reverse Stock Split is in the best interests of the Company and its stockholders, the Board will determine the ratio of the Reverse Stock Split to be implemented, which will be between one-for-two and one-for-fifty. The Company would publicly announce the ratio selected by the Board and file the Reverse Stock Split Charter Amendment effecting the Reverse Stock Split with the Secretary of State of the State of Delaware. The form of the proposed Reverse Stock Split Charter Amendment is attached as Annex C to this Proxy Statement. Any amendment to the Company’s Charter to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the Board, within the range approved by the Company’s stockholders.

The combination of, and reduction in, the number of shares of the Company’s outstanding Common Stock as a result of the Reverse Stock Split will occur automatically and without any action on the part of the Company’s stockholders at the date and time set forth in the Reverse Stock Split Charter Amendment following its filing with the Secretary of State of the State of Delaware (the “Reverse Stock Split Effective Time”).

For Shares Held Electronically. As soon as practicable after the Reverse Stock Split Effective Time, all of our registered holders of Common Stock who hold their shares electronically in book-entry form with our transfer agent, Securities Transfer Corporation (the “Transfer Agent”), will receive a statement from the Transfer Agent reflecting the number of shares of Common Stock registered in their accounts. No action needs to be taken to receive post-Reverse Stock Split shares because the exchange will be automatic.

For Certificated Shares. As soon as practicable after the Reverse Stock Split Effective Time, stockholders holding certificated shares (i.e., shares represented by one or more physical stock certificates) will be requested to exchange their old stock certificate or certificates (“Old Certificates”) for shares held in book-entry form through the Depository Trust Company’s Direct Registration System representing the appropriate number of whole shares of our Common Stock resulting from the Reverse Stock Split. The Transfer Agent will furnish to stockholders of record upon the Reverse Stock Split Effective Time the necessary materials and instructions for the surrender and exchange of their Old Certificates at the appropriate time. Stockholders will not have to pay any transfer fee or other fee in connection with such exchange. As soon as practicable after the effective time of the Reverse Stock Split, the Transfer Agent will send a transmittal letter to each stockholder advising such holder of the procedure for surrendering Old Certificates in exchange for new shares held in book-entry form. You would not be able to use your Old Certificates representing pre-split shares for either transfers or deliveries. Accordingly, you must exchange your Old Certificates to effect transfers or deliveries of your shares. New certificates will not be issued to a stockholder until the stockholder has surrendered his or her outstanding certificates and submitted the properly completed and executed transmittal form to the exchange agent.

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If your shares are held in street name at a brokerage firm or financial institution, the Company intends to treat you in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, or other nominees will be instructed to implement the exchange of shares required by the combination resulting from the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, or other nominees may have different procedures than registered stockholders for processing substitution of certificates, or book entries, representing the former number shares of Common Stock for certificates, or book entries, representing the reduced number of shares resulting from the combination. If you hold your shares with a bank, broker, or other nominee and if you have any questions in this regard, the Company encourages you to contact your bank, broker, or nominee.

Any stockholder whose stock certificate has been lost, destroyed, or stolen will be entitled to a new stock certificate only after complying with the requirements that the Company and the Company’s transfer agent customarily apply in connection with replacing lost, stolen, or destroyed stock certificates.

No service charges, brokerage commissions, or transfer taxes shall be payable by any holder of any old certificate, except that if any new certificate is to be issued in a name other than that in which the old stock certificates are registered, it will be a condition of such issuance that (i) the person requesting such issuance must pay to the Company any applicable transfer taxes or establish to the Company’s satisfaction that such taxes have been paid or are not payable, (ii) the transfer complies with all applicable federal and state securities laws, and (iii) the surrendered stock certificate is properly endorsed and otherwise in proper form for transfer.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM THE COMPANY’S TRANSFER AGENT.

Fractional Shares

No fractional shares would be issued in connection with the Reverse Stock Split. Instead, the Company will issue one full share of the post-Reverse Stock Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split. Each holder of Common Stock will hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

Effect on Options, Warrants, Preferred Stock, and Other Securities

All outstanding options, warrants, Preferred Stock, and other securities entitling their holders to purchase shares of our Common Stock, if any, would be adjusted as a result of the Reverse Stock Split, as required by the terms of each security. In particular, the conversion ratio for each security would be reduced proportionately, and the exercise price, if applicable, would be increased proportionately, in accordance with the terms of each security and based on the exchange ratio implemented in the Reverse Stock Split. We would also proportionately reduce the number of shares that are issuable on vesting of outstanding restricted stock units, if any.

Accounting Matters

The Reverse Stock Split would not affect the par value of our Common Stock per share, which would continue to be $0.00001 par value per share, while the number of outstanding shares of Common Stock would decrease in accordance with the Reverse Stock Split ratio. As a result, as of the Reverse Stock Split Effective Time, the stated capital attributable to Common Stock on our balance sheet would decrease and the additional paid-in capital account on our balance sheet would increase by an offsetting amount. Following the Reverse Stock Split, the reported per-share net income or loss would be higher because there would be fewer shares of Common Stock outstanding, and we would adjust historical per-share amounts in our future financial statements.

Discretionary Authority of the Board to Abandon Reverse Stock Split

The Board reserves the right to abandon the Reverse Stock Split Charter Amendment without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of Delaware of such amendment, even if our stockholders have authorized the Reverse Stock Split at the Annual Meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing the Board to determine not to proceed with, and abandon, the Reverse Stock Split, if the Board should so decide.

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No Appraisal or Dissenters’ Rights

Neither Delaware law, the Company’s Charter, nor its Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with this Reverse Stock Split Proposal. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares, and we will not independently provide stockholders with any such right.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split that are applicable to U.S. Holders (as defined below) of the Company’s Common Stock. This discussion does not purport to be a complete analysis of all potential tax consequences and is based upon current provisions of the Code, existing Treasury Regulations, judicial decisions, and published rulings and administrative pronouncements of the IRS, all in effect as of the date hereof and all of which are subject to differing interpretations or change. Any such change or differing interpretation, which may be retroactive, could alter the tax consequences to holders of the Company’s Common Stock as described in this summary.

This discussion does not address all U.S. federal income tax consequences relevant to holders of the Company’s Common Stock. In addition, it does not address consequences relevant to holders of the Company’s Common Stock that are subject to particular U.S. or non-U.S. tax rules, including, without limitation, to holders of the Company’s Common Stock that are:

●	persons who do not hold the Company’s Common Stock as a “capital asset” within the meaning of Section 1221 of the Code;

●	brokers, dealers, or traders in securities, banks, insurance companies, other financial institutions, or mutual funds;

●	real estate investment trusts, regulated investment companies, tax-exempt organizations, or governmental organizations;

●	pass-through entities such as partnerships, S corporations, disregarded entities for federal income tax purposes, and limited liability companies (and investors therein);

●	subject to the alternative minimum tax provisions of the Code;

●	persons who hold their shares as part of a hedge, wash sale, synthetic security, conversion transaction, or other integrated transaction;

●	persons that have a functional currency other than the U.S. dollar;

●	traders in securities who elect to apply a mark-to-market method of accounting;

●	persons who hold shares of the Company’s Common Stock that may constitute “qualified small business stock” under Section 1202 of the Code or as “Section 1244 stock” for purposes of Section 1244 of the Code;

●	persons who acquired their shares of the Company’s stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code;

●	persons subject to special tax accounting rules as a result of any item of gross income with respect to the Company’s Common Stock being taken into account in an “applicable financial statement” (as defined in the Code);

●	persons deemed to sell the Company’s Common Stock under the constructive sale provisions of the Code;

●	persons who acquired their shares of the Company’s Common Stock pursuant to the exercise of options or otherwise as compensation or through a tax-qualified retirement plan or through the exercise of a warrant or conversion rights under convertible instruments; and

●	certain expatriates or former citizens or long-term residents of the United States.

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Holders of the Company’s Common Stock subject to particular U.S. or non-U.S. tax rules, including those that are described in this paragraph, are urged to consult their own tax advisors regarding the consequences to them of the Reverse Stock Split.

If an entity that is treated as a partnership for U.S. federal income tax purposes holds the Company’s Common Stock, the U.S. federal income tax treatment of a partner in the partnership or other pass-through entity will generally depend upon the status of the partner, the activities of the partnership or other pass-through entity, and certain determinations made at the partner level. If you are a partner of a partnership or other pass-through entity holding the Company’s Common Stock, you should consult your tax advisors regarding the tax consequences of the Reverse Stock Split.

In addition, the following discussion does not address the U.S. federal estate and gift tax or the tax consequences of the Reverse Stock Split under state, local, and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after, or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the proposed Reverse Split may not be the same for all stockholders.

STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS, AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL, OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

This discussion is limited to holders of the Company’s Common Stock that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of the Company’s Common Stock that, for U.S. federal income tax purposes, is or is treated as:

●	an individual who is a citizen or resident of the United States;

●	a corporation or any other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust if either (i) a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) is authorized or has the authority to control all substantial decisions of such trust, or (ii) the trust was in existence on August 20, 1996, and has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

The proposed Reverse Stock Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our common stock surrendered (reduced by the amount of such basis that is allocated to any fractional share of our common stock). The U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. Holders of our common stock should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.

This discussion is for general information only and is not tax advice. It does not discuss all aspects of U.S. federal taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, stockholders should consult their tax advisors with respect to the application of the U.S. federal income tax laws to their particular situations as well as any tax consequences of the proposed reverse stock split arising under the U.S. federal estate or gift tax laws or under the laws of any state, local, or non-U.S. taxing jurisdiction or under any applicable income tax treaty.

Effect of Not Obtaining Approval

The failure of stockholders to approve the Reverse Stock Split could prevent us from meeting the Minimum Bid Price Requirement under Nasdaq’s continued listing rules, among other things, unless the market price of our Common Stock increases above the Minimum Bid Price Requirement without a Reverse Stock Split. If we are unable to maintain the listing of our Common Stock on Nasdaq, interest in our Common Stock may decline and certain institutions may not have the ability to trade in our Common Stock, all of which could have a material adverse effect on the liquidity or trading volume of our Common Stock. If our Common Stock becomes significantly less liquid due to our inability to maintain a listing on Nasdaq, our stockholders may not have the ability to liquidate their investments in our Common Stock when desired, and we believe our access to capital would become significantly diminished as a result.

Vote Required for Approval

For Proposal 5 to be approved, holders of a majority of all outstanding shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting must vote FOR Proposal 5. Abstentions and broker non-votes (if any) will essentially be no votes.

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PROPOSAL 6: APPROVAL TO ADJOURN THE ANNUAL MEETING

Overview

This proposal will be presented to stockholders at the Annual Meeting to seek their approval of an adjournment to another time or place, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the presented proposals or to constitute a quorum.

If, at the Annual Meeting, the number of shares present or represented and voting to approve the presented proposals is not sufficient to approve such proposals, or if a quorum is not present, the Board currently intends to move to adjourn the Annual Meeting to enable the Board to solicit additional proxies for the approval of the presented proposals.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the Board to adjourn the Annual Meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve this proposal, the Board could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted.

Vote Required for Approval

The approval of this Proposal 5 requires the affirmative vote of the majority of the votes cast in person (via online attendance) or by proxy, and entitled to vote thereon, at the Annual Meeting, assuming that a quorum is present. Abstentions and broker non-votes (if any) will essentially be no votes.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL 5.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these proxy materials?

You received these proxy materials because you owned shares of the Company’s Common Stock as of September 23, 2025, the record date for the Annual Meeting, and our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement describes matters on which we would like you to vote at the Annual Meeting. It also gives you information on these matters so that you can make an informed decision.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on November        , 2025, at 11:00 a.m. Eastern Time virtually at .

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date will be entitled to vote at the Annual Meeting. On the record date, 23,232,260 shares of our Common Stock were outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting on the matters described in this Proxy Statement. Each share of Common Stock is entitled to one vote.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be accessible for 10 days before the meeting at our principal place of business, 20 Austin Blvd., Commack, New York 11725, between the hours of 9:00 a.m. and 5:00 p.m. local time.

How do I vote at the Annual Meeting?

If on the record date your shares were registered directly in your name with our Transfer Agent, then you are a stockholder of record. If you received a printed copy of the Proxy Materials, please follow the instructions on the proxy card. Stockholders of record may vote by mail, by using the Internet, or by telephone, as described below. Stockholders of record also may attend the Annual Meeting virtually and vote during the Annual Meeting.

●	You may vote by mail. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope.

●	You may vote by using the Internet. The address of the website for Internet voting is . Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on November , 2025, the day before the Annual Meeting. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded. You may also vote by using the Internet during the Annual Meeting.

●	You may vote by telephone. The toll-free telephone number is . Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on November , 2025. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

When you vote by any of the above methods, you appoint Dr. Narasimhan Mani our Co-Chief Executive Officer and President, as your representative (or proxyholder) at the Annual Meeting. By doing so, you ensure that your shares will be voted whether or not you attend the Annual Meeting. The proxyholders will vote your shares at the Annual Meeting as you have instructed them.

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In addition, the proxyholders, in their discretion, are further authorized to vote on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

If you hold shares through a bank, broker, other nominee (i.e., in “street name”), please refer to your proxy card, Notice, or other information forwarded by your bank, broker, or other nominee to see which voting options are available to you.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend virtually. If you desire to vote at the Annual Meeting and hold your shares in “street name,” however, you must obtain a proxy, executed in your favor, from the holder of record of your shares to be able to vote virtually at the Annual Meeting.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:

●	You may submit a subsequent proxy by mail with a later date, by using the Internet, or by telephone;

●	You may deliver a written notice that you are revoking your proxy to the Secretary of the Company at 20 Austin Blvd., Commack, New York 11725; or

●	You may attend the Annual Meeting virtually and vote your shares at the Annual Meeting. Simply attending the Annual Meeting without affirmatively voting will not, by itself, revoke your proxy.

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

How many shares must be present to constitute a quorum for the Annual Meeting?

Under our Bylaws, a quorum will be present if the holders of a one-third of the voting power of the outstanding shares of Common Stock of the Company entitled to vote is represented in person or by proxy at the Annual Meeting. Under Delaware law, if the board of directors of a company so authorizes, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, be deemed present in person at a stockholders meeting. The Board has so authorized. On the record date, there were 23,232,260 shares of Common Stock outstanding and entitled to vote. Therefore, for us to have a quorum, shares entitled to 7,744,087 votes must be represented by stockholders present at the Annual Meeting or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you attend the Annual Meeting virtually and vote at that time. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the stockholders entitled to vote at the meeting, present or represented, will have the power to adjourn the meeting from time to time until a quorum shall be present or represented.

What matters will be voted on at the Annual Meeting?

The following matters are scheduled to be voted on at the Annual Meeting:

●	Proposal 1: To elect five directors to the Board each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board intends to present for election the following five nominees: Mayur Doshi, Donald G. Fell, Shankar Hariharan, Subbarao Jayanthi, and Narasimhan Mani;

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●	Proposal 2: To consider and approve an amendment to our Charter to increase the number of shares of our Common Stock authorized for issuance from 100,000,000 shares to 2,000,000,000 shares and of our Preferred Stock authorized for issuance from 10,000,000 shares to 200,000,000 shares;

●	Proposal 3: To consider and approve an amendment to our Second Amended and Restated 2019 Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder from 5,000,000 shares to 25,000,000 shares;

●	Proposal 4: To consider and approve a potential future offering of our Common Stock, which could result in the issuance of more than 20% of our currently outstanding shares of Common Stock at a price below the “minimum price,” as defined by, and in accordance with, Nasdaq Listing Rule 5635(d);

●

Proposal 5: To consider and vote on a proposal to grant our Board the discretion to amend our Charter to effect a reverse stock split at a ratio of not less than one-for-two and not greater than one-for-fifty, with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of our stockholders; and

●	Proposal 6: To approve an adjournment of the Annual Meeting, if necessary and appropriate, as determined by the Board in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the presented proposals or to constitute a quorum.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

What will happen if I do not vote my shares?

Stockholder of Record: Shares Registered in Your Name. If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet, or virtually at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Nominee. Brokers, banks, or other nominees who hold shares of our Common Stock or Preferred Stock for a beneficial owner in “street name” have the discretion to vote on “routine” proposals when they have not received voting instructions from the beneficial owner at least 10 days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers that are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposals 2 and 3 are matters we believe will be considered routine and, therefore, brokers will have discretionary authority to vote on these proposals and there will not be any broker non-votes assuming the broker exercises its discretionary authority. Brokers do not always exercise this discretionary authority, and if your broker does not (and you have not given any voting direction), your shares will not be voted. We strongly encourage you to submit your voting instructions to your broker to ensure your shares of Common Stock are voted in accordance with your instructions at the Annual Meeting.

How may I vote for each proposal and what is the vote required for each proposal?

Proposal 1: Election of Directors.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 1. A plurality of the votes cast in person or by proxy by the holders of our Common Stock entitled to vote at the Annual Meeting are required to elect each director. A “plurality” of the votes cast means that the nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors. “Votes cast” shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within 10 days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that director’s election. Abstentions and broker non-votes (if any) will essentially be no votes.

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Proposal 2: Approval of an Amendment to our Charter to Increase the Number of Shares of Common Stock Authorized for Issuance.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 2. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of the votes cast in person (via online attendance) or by proxy, and entitled to vote thereon, at the Annual Meeting. Abstentions and broker non-votes (if any) will essentially be no votes.

Proposal 3: Approval of an Amendment to the Second Amended and Restated 2019 Equity Incentive Plan.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 3. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of the votes cast in person (via online attendance) or by proxy, and entitled to vote thereon, at the Annual Meeting. Abstentions and broker non-votes (if any) will essentially be no votes.

Proposal 4: Approval of a Potential Future Common Stock Issuance Under Nasdaq Listing Rule 5635(d).

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 4. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of the votes cast in person (via online attendance) or by proxy, and entitled to vote thereon, at the Annual Meeting. Abstentions and broker non-votes (if any) will essentially be no votes.

Proposal 5: Approval of the Reverse Stock Split of our Common Stock.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 5. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of the votes cast in person (via online attendance) or by proxy, and entitled to vote thereon, at the Annual Meeting. Abstentions and broker non-votes (if any) will essentially be no votes.

Proposal 6: Approval of the adjournment of the Annual Meeting.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 5. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of the votes cast in person (via online attendance) or by proxy, and entitled to vote thereon, at the Annual Meeting. Abstentions and broker non-votes (if any) will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” each director nominee listed in Proposal 1 and “FOR” Proposals 2, 3, 4, 5, and 6.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

●	Proposal 1: FOR the election of each director nominee;

●	Proposal 2: FOR the amendment to our Charter to increase the number of shares of Common Stock authorized for issuance;

●	Proposal 3: FOR the amendment to our Second Amended and Restated 2019 Equity Incentive Plan;

●	Proposal 4: FOR the approval of a potential future offering of our Common Stock under Nasdaq Listing Rule 5635(d)

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●	Proposal 5: FOR the approval of the Reverse Stock Split of our Common Stock; and

●	Proposal 6: FOR the approval of the adjournment of the Annual Meeting.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. The proxyholders, in their discretion, are further authorized to vote on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Who is paying for this proxy solicitation?

The accompanying proxy is being solicited by the Board. In addition to this solicitation, our officers, directors, and employees may solicit proxies in person, by telephone, or by other means of communication. Officers, directors, and employees will not be paid any additional compensation for soliciting proxies. Furthermore, we may also retain one or more third parties to aid in the solicitation of brokers, banks, and institutional and other stockholders. We will pay for the entire cost of soliciting proxies. We may reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What happens if the Annual Meeting is postponed or adjourned?

Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Annual Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on that proposal.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results are expected to be announced at the Annual Meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the SEC no later than four business days following the conclusion of the Annual Meeting.

How can I find the Company’s proxy materials on the Internet?

This Proxy Statement is available at our corporate website at https://scienture.com/. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at HTTPS://WWW.IPROXYDIRECT.COM/SCNX.

How do I obtain a separate set of the Company’s proxy materials if I share an address with other stockholders?

In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions receive only one copy of the Notice and Proxy Statement. This practice is designed to reduce duplicate mailings and save printing and postage costs as well as natural resources. If you would like to have a separate copy of the Notice and the Proxy Statement mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your Notice or proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, stockholders receiving multiple copies of the Notice and Proxy Statement at the same address may wish to receive only one. If you would like to receive only one copy if you now receive more than one, please submit your request to the address or phone number that appears on your Notice or proxy card.

Can I receive future proxy materials and annual reports electronically?

Yes. This Proxy Statement is available at HTTPS://WWW.IPROXYDIRECT.COM/SCNX. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future proxy materials and annual reports on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our Annual Meetings and will give you an automatic link to the proxy voting site.

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DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Directors and Executive Officers

For information regarding our directors, President, and Co-Chief Executive Officers, see “Proposal 1: Election of Directors.”

The following is a brief description of the education and business experience of our Chief Financial Officer.

Eric Sherb, Chief Financial Officer

Mr. Sherb, age 38, has served as the Company’s Chief Financial Officer since March 13, 2025. Prior to his appointment to that role, Mr. Sherb served as an accounting consultant for the Company since 2023. Mr. Sherb has 16 years of experience in accounting advisory, auditing, and mergers and acquisitions, with substantial experience in financial reporting for public entities. Mr. Sherb currently serves as the Chief Financial Officer for several companies, including SMC Entertainment Inc. (OTC: SMCE) since January 2025, Fatpipe Inc. (NASDAQ: FATN) since April 2025, and Crown Reserve Acquisition Corp. I, a Special Purpose Acquisition Company that intends to list its shares on Nasdaq. Since October 2018, Mr. Sherb has been a founder and owner of EMS Consulting Services, LLC, where he provides accounting advisory and CFO services to a range of companies. His responsibilities include audit and IPO readiness, SEC financial reporting, and compliance, as well as assisting clients with complex technical matters related to US GAAP and other capital markets considerations. Prior to founding EMS Consulting Services, LLC, Mr. Sherb served as Senior Manager at CFGI (March 2015 to October 2018), Audit Manager at RBSM LLP (January 2013 to January 2015), and began his career at PricewaterhouseCoopers in New York City in a variety of industries from hedge funds to manufacturing and healthcare (July 2008 to January 2013).

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act), except for Mr. Fell and Mr. Doshi as described above and in “Proposal 1: Election of Directors.”

Family Relationships

There are no family relationships among any of our directors or executive officers.

Election of Officers and Directors

Our executive officers are currently appointed by the Board on an annual basis and serve until their successors are duly appointed and qualified, or until their earlier resignation or removal.

Our Board is currently composed of five directors. Our directors are elected by the Company’s shareholders on an annual basis and serve until their successors are duly elected and qualified, or until their earlier resignation or removal.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our Common Stock to file reports with the SEC regarding their ownership and changes in ownership of our securities.

Other than as reported below, and based solely upon a review of those reports and written representations provided to us by all of our directors and executive officers, we believe that during the year ended December 31, 2024, our directors, executive officers, and greater than 10% stockholders timely filed all reports they were required to file under Section 16(a).

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Corporate Governance

Director Independence

The Board annually determines the independence of each director and nominee for election as a director, as defined in the listing standards of Nasdaq and applicable laws. The Board makes these determinations in accordance with Nasdaq’s listing standards for the independence of directors and the SEC’s rules.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

The Board has affirmatively determined that each of Donald G. Fell, Mayur Doshi, and Subbarao Jayanthi are independent. Due to the fact that Dr. Narasimhan Mani serves as the President and a Co-Chief Executive Officer of the Company and that Dr. Shankar Hariharan serves as a Co-Chief Executive Officer of the Company and the Chief Executive Officer of our wholly-owned subsidiary, Scienture, LLC (“Scienture”), Dr. Mani and Dr. Hariharan are not independent directors. A majority of the Board is comprised of independent directors.

Board Committee Membership

Our Board of Directors has the authority to appoint committees to perform certain management and administration functions. Our Board of Directors currently has three committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Shankar Hariharan(1)
Donald G. Fell	X	M	C	C
Mayur Doshi	X	C	M	M
Subbarao Jayanthi	X	M	M	M
Narasimhan Mani

(1) Chairman of the Board of Directors

C - Chair of Committee

M – Member of Committee

Audit Committee

Our Audit Committee, which is comprised exclusively of independent directors, currently consists of Donald G. Fell (chair), Mayur Doshi, and Subbarao Jayanthi. The Audit Committee has been established by the Board to oversee our accounting and financial reporting processes and the audits of our financial statements.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate (as required by Nasdaq rules) and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition, and results of operations.

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The Board has also determined that Mr. Doshi is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Doshi has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical information above.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate, and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting, or other advisors to advise the Audit Committee.

The Audit Committee Charter was filed as Exhibit 99.1 to the Current Report on Form 8-K that we filed with the SEC on October 28, 2019 and is attached hereto as Annex D.

Compensation Committee

The Compensation Committee, which is comprised exclusively of independent directors, currently consists of Donald G. Fell (chair), Mayur Doshi, and Subbarao Jayanthi. The Compensation Committee is responsible for the administration of our stock compensation plans, the approval, review, and evaluation of the compensation arrangements for our executive officers and directors, and for overseeing and advising the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain special legal, accounting, or other advisors to advise the Compensation Committee.

The Compensation Committee Charter was filed as Exhibit 99.2 to the Current Report on Form 8-K that we filed with the SEC on October 28, 2019 and is attached hereto as Annex E.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is an employee or a former employee of the Company. During 2024, none of our executive officers (A) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company; (B) served as a director of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company; or (C) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

Additionally, no Compensation Committee member (1) was, during the fiscal year, an officer or employee of the registrant; (2) was formerly an officer of the registrant (except as discussed above); or (3) had any relationship requiring disclosure by the Company under Section 404 of Regulation S-K.

Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee, which is comprised exclusively of independent directors, currently consists of Donald G. Fell (chair), Subbarao Jayanthi, and Mayur Doshi. The Nominating and Corporate Governance Committee is responsible for identifying prospective qualified candidates to fill vacancies on the Board, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines and overseeing the self-evaluation of the Board.

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In considering individual director nominees and Board committee appointments, our Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests, and creating and enhancing value for our stockholders. In so doing, the Nominating and Corporate Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race, and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Corporate Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Corporate Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Corporate Governance Committee believes must be met by a prospective director nominee, the Nominating and Corporate Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. The Company does not have a formal diversity policy. However, the Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills, and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Corporate Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Corporate Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, stockholders, or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year.

The Nominating and Corporate Governance Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Nominating and Corporate Governance Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Nominating and Corporate Governance Committee will consider nominees for the Board recommended in good faith by the Company’s stockholders, provided those nominees meet the requirements of Nasdaq and applicable federal securities law. Stockholders should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company Secretary. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long). The Nominating and Corporate Governance Committee may request further information about stockholder recommended nominees in order to comply with any applicable laws, rules, or regulations or to the extent such information is required to be provided by such stockholder pursuant to any applicable laws, rules, or regulations. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Nominating and Corporate Governance Committee through other means.

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In addition, the Company’s Bylaws permit stockholders to nominate directors at an annual meeting of stockholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting pursuant to the requirements of the Company’s Bylaws and applicable Nasdaq and SEC rules and regulations.

The Nominating and Corporate Governance Committee Charter was filed as Exhibit 99.1 to the Current Report on Form 8-K that we filed with the SEC on November 20, 2019 and is attached hereto as Annex F.

Board Leadership and Risk Oversight

The Board’s leadership structure consists of a combined role of Chair of the Board and Chief Executive Officer. The Board does not have a Lead Independent Director. The Board believes that combining the positions of Chair and Chief Executive Officer provides clarity of leadership and is in the best interests of the Company and its stockholders at this time. The Chair of the Board sets agendas for, and presides over, Board. In addition, each Board committee is led by a chair, and similarly, the Board committee chairs set agendas for, and preside over, the meetings and executive sessions held by their respective committees.

Effective risk oversight is an important priority of the Board. Because risks are considered in virtually every business decision, the Board discusses risk throughout the year generally or in connection with specific proposed actions. The Board’s approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The Board exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides guidance on risk assessment and mitigation. The Nominating and Corporate Governance Committee recommends the slate of director nominees for election to the Company’s Board, identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings, reviews, evaluates and recommends changes to the Company’s Corporate Governance Guidelines, and establishes the process for conducting the review of the Chief Executive Officer’s performance.

Director Engagement

Our Board met 13 times during the fiscal year ended December 31, 2024, and also acted by written consent. Members of management are invited to and attend selected board and committee meetings, depending on the agenda, to report on relevant topics and respond to questions, and engage informally with committee chairs on relevant topics.

In addition to our 13 Board meetings during the 2024 fiscal year, the Audit Committee met 5 times, the Compensation Committee met 1 time, the Nominating and Corporate Governance Committee met 1 time, and each committee also met informally and acted by written consent. Each director attended at least 75% of the combined Board and applicable committee meetings. Executive sessions or meetings of outside (non-management) directors without management present are included on the agenda for each regularly scheduled Board meeting and Audit Committee meeting, as well as any other committee meeting attended by management. During fiscal year 2024, the independent directors held 5 executive sessions without management present, 5 of which included meeting with the Company’s independent auditors. The Compensation Committee also meets in executive sessions on compensation related matters with its outside advisors, in addition to regularly scheduled meetings.

Committee Charters

The Board has adopted, and may amend from time to time, a written charter for each committee. The committee charters are not currently available on the Company’s website, however, the Audit Committee charter, Compensation Committee charter, and Nominating and Corporate Governance Committee charter are each attached hereto as Annex D, Annex E, and Annex F, respectively.

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Stockholder Communications

We welcome the opportunity to share the Company’s story and strategy with investors, and value their input on long-term goals and strategies and their feedback on our operations, management, and initiatives. Stockholders and other interested parties wishing to communicate with the Board may do so by sending a written communication to any director at the following address: Corporate Secretary, Scienture Holdings, Inc., 20 Austin Blvd., Commack, New York 11725. The mailing envelope should contain a notation indicating that the enclosed letter is a “Board Communication.” All such letters should clearly state whether the intended recipients are all members of the Board or certain specified individual directors. Our Corporate Secretary, or designee, will make a copy of any such communication so received and promptly forward it to the director or directors to whom it is addressed.

Insider Trading/Anti-Hedging Policies

All employees, officers, and directors of the Company or any of our subsidiaries are subject to our Insider Trading Policy. The policy prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace and the misuse of material nonpublic information in securities trading. The policy also prohibits trading in Company securities during certain pre-established blackout periods around the filing of periodic reports and the public disclosure of material information. The Company recognizes that hedging against losses in Company shares may disturb the alignment between stockholders and executives that equity awards are intended to build. To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans. The anti-hedging provisions prohibit all employees, officers, and directors from engaging in “short sales” of our securities.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or any future filing with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.

The undersigned members of the Audit Committee of the Board of Directors of the Company submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended December 31, 2024 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2024.

2.	The Audit Committee has discussed with its independent auditors the matters required to be discussed with them by applicable requirements of Public Company Accounting Oversight Board and the SEC.

3.	The Audit Committee has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

4.	Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Mayur Doshi (Chair of the Audit Committee)

Donald G. Fell

Subbarao Jayanthi

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EXECUTIVE AND DIRECTOR COMPENSATION

2024 Summary Compensation Table

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)*	Option Awards ($)*	All Other Compensation ($)		Total ($)
Surendra Ajjarapu	2024	$484,154	-	25,000	$-	60,923	(3)	$570,577
Former Chairman of the Board, Chief Executive Officer, and Secretary (1)	2023	$360,000	-	243,075	$-	24,934	(3)	$628,009

Prashant Patel	2024	$332,962	-	76,500	$-	-		$409,462
Former President, Chief Operating Officer, and Interim Principal Financial/ Accounting Officer (2)	2023	$150,000	-	43,650	$-	-		$193,650

*	Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of restricted shares and option awards are set forth in the Critical Accounting Estimates as disclosed in our Consolidated Financial Statements for the year ended December 31, 2024. The amount reported in this column reflects the accounting cost for these awards and does not correspond to the actual economic value that may be received by the officer upon the vesting of the restricted shares, the exercise of the stock options, or any sale of the underlying shares of Common Stock.

(1)	During the fiscal years ended December 31, 2023 and 2024, Surendra Ajjarapu served as Chairman of the Board and as the Company’s Chief Executive Officer and Secretary. On May 16, 2025, Mr. Ajjarapu resigned from such positions, and he now serves as a consultant for the Company.

(2)	During the fiscal years ended December 31, 2023 and 2024, Prashant Patel served as the Company’s President, Chief Operating Officer, and, beginning on March 6, 2023, its Interim Principal Financial/ Accounting Officer. On March 13, 2025, Mr. Patel resigned from his position as Interim Principal Financial/ Accounting Officer. On May 20, 2025, Mr. Patel resigned from his positions as President and Chief Operating Officer.

(3)	Represents a car allowance of $1,000 per month and a disability insurance policy paid for by the Company.

Narrative Disclosure to 2024 Summary Compensation Table

Elements of Compensation

The compensation of our named executive officers generally consists of base salary and long-term incentive compensation in the form of equity awards and other benefits, as described below.

2023 Increased Officer Compensation

Effective January 1, 2023, the Board and the Compensation Committee increased the annual salaries of each of Mr. Ajjarapu and Mr. Patel to the levels of their salaries prior to certain reductions that had been effective since September 1, 2022. Mr. Ajjarapu’s annual salary was increased back to $360,000 per year, and Mr. Patel’s annual salary was increased back to $150,000 per year.

The increases in officer salaries were documented by amendments to the employment agreements with each officer. The amendments also clarified that the equity compensation issuable to each officer was additional compensation and not specifically a result of the reduction in salaries effective on September 1, 2022, and that the amount of reduced salary from September 1, 2022, to December 31, 2022 was forgiven by each officer.

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Outstanding Equity Awards At Fiscal Year-End

The following table sets forth information as of December 31, 2024, concerning unexercised options, unvested stock, and equity incentive plan awards for each of the Named Executive Officers named in the Summary Compensation Table.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date
Surendra Ajjarapu	5/13/2019	1,111	-	-	$39.60	5/13/2029

Prashant Patel	5/13/2019	1,111	-	-	$39.60	5/13/2029

Equity Grant Timing

The Board does not determine the timing or terms of equity awards, including stock options or similar awards whose exercise price is related to the market value of our Common Stock, in connection with the release of material nonpublic information that is likely to result in changes to the price of our Common Stock, such as a significant positive or negative earnings announcement, and we do not time the public release of such information based on stock option grant dates. During fiscal year 2024, there were no equity awards granted to any of our named executive officers within either four business days before or one business day after the filing of our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and any Current Report on Form 8-K that contained any material nonpublic information.

Employment Agreements with Our Named Executive Officers

Surendra Ajjarapu, Former Chairman, Chief Executive Officer, and Secretary

Effective on April 14, 2020, we entered into an employment agreement with Mr. Surendra Ajjarapu, our former Chief Executive Officer, which replaced and superseded his prior employment agreement with the Company. Given Mr. Ajjarapu’s resignation from his positions as Chairman and Chief Executive Officer of the Company effective May 16, 2025, his employment agreement with the Company terminated on such date. However, the description below summarizes the main terms of the employment agreement while it was in effect prior to Mr. Ajjarapu’s resignation.

The agreement, which provided for Mr. Ajjarapu to serve as our Chief Executive Officer, had a term extending through December 31, 2025, provided that the agreement would automatically extend for additional one-year terms thereafter in the event neither party provided the other at least 60 days prior notice of their intention not to renew the terms of the agreement. The agreement also required the Board, subject to certain exceptions, to nominate Mr. Ajjarapu to serve on the Board at each stockholders’ meeting that occurs during the term of the agreement and to serve as the Chairman of the Board.

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Pursuant to the terms of the agreement, Mr. Ajjarapu’s annual compensation package included (1) a base salary of $360,000 per year ($300,000 for the 2020 fiscal year), subject to annual increases as determined in the sole discretion of the Compensation Committee of the Board (the “Compensation Committee”), and as discussed below (the “Base Salary”), and (2) a performance bonus equal to up to 100% of his Base Salary each year, based on the Company meeting certain performance metrics as determined from time to time by the Compensation Committee and Mr. Ajjarapu (“Performance Metrics”). Additionally, in the event that Mr. Ajjarapu met at least 70% of the requirements for any annual performance bonus, as determined in the reasonable discretion of the Compensation Committee (which requirement was met for the 2020 fiscal year, and which salary was automatically increased), Mr. Ajjarapu’s Base Salary would be increased by 20%. Mr. Ajjarapu was eligible for the Base Salary increase on an annual basis, with such increases being cumulative. Such increases in Base Salary did not require an amendment to the agreement. Mr. Ajjarapu’s Performance Metrics included specific company performance goals and objectives, including revenue goals, app downloads, and net operating income milestones, as could be modified or added to from time to time with the mutual approval of Mr. Ajjarapu and the Compensation Committee. The determination of whether the Performance Metrics were met was determined in the reasonable discretion of the Compensation Committee, no later than 90 days after (a) December 31, 2020, in connection with the 2020 Performance Metrics; and (b) the end of such calendar year for subsequent years. For the year ended December 31, 2020, Mr. Ajjarapu was awarded 49,020 shares of restricted Common Stock (the “2020 Restricted Stock”), valued at $372,062, based on the closing sales price of the Company’s Common Stock on the effective date of grant, which vested in full. Mr. Ajjarapu was also eligible to receive additional bonuses awarded from time to time in the discretion of the Board and/or Compensation Committee and the Board (in cash, options, or other forms of equity), or the Compensation Committee could waive or change the performance metrics associated with his performance bonus in their discretion. Mr. Ajjarapu’s compensation under his employment agreement was able to be increased, from time to time, by the Compensation Committee or the Board (with the recommendation of the Compensation Committee), which increases would not require the entry into an amended employment agreement. Mr. Ajjarapu was also paid an automobile allowance of $1,000 per month during the term of the agreement and was eligible to participate in the Company’s stock option plan and other benefit plans.

The agreement required Mr. Ajjarapu to devote at least 75% of his business time and efforts to Company business. The agreement also prohibited Mr. Ajjarapu from competing against us during the term of the agreement and for a period of twelve months after the termination of the agreement in any state and any other geographic area in which we or our subsidiaries provide Restricted Services or Restricted Products, directly or indirectly, during the twelve months preceding the date of the termination of the agreement. “Restricted Services” means the manufacture, distribution, wholesale, and sale of Restricted Products, healthcare services, and any other services that we or our subsidiaries have provided or are researching, developing, performing, and/or providing at any time during the two years immediately preceding the date of termination, or which Mr. Ajjarapu has obtained any trade secret or other confidential information about at any time during the two years immediately preceding the date of termination of the agreement. “Restricted Products” means pharmaceutical drugs and other healthcare products and any other product, that we or our subsidiaries have provided or are researching, developing, manufacturing, distributing, purchasing, selling, and/or providing at any time during the two years immediately preceding the date the agreement is terminated, or which Mr. Ajjarapu obtained any trade secret or other confidential information in connection with at any time during the two years immediately preceding the date of termination of the agreement.

The Company had the ability to terminate Mr. Ajjarapu’s employment (a) for “cause” (which was defined to include a material breach of the agreement by Mr. Ajjarapu, any act of misappropriation of funds or embezzlement by Mr. Ajjarapu, Mr. Ajjarapu committing any act of fraud, or Mr. Ajjarapu being indicted of, or pleading guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law); (b) in the event Mr. Ajjarapu suffered a physical or mental disability that rendered him unable to perform his duties and obligations for either 90 consecutive days or 180 days in any 12-month period; (c) for any reason without “cause”; or (d) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above. The agreement was also subject to automatic termination upon the death of Mr. Ajjarapu.

Mr. Ajjarapu was able to terminate his employment (a) for “good reason” (i.e., (i) if his position or duties were modified to such an extent that his duties were no longer consistent with the position of CEO of the Company, (ii) there had been a material breach by us of a material term of the agreement or Mr. Ajjarapu reasonably believed that we were violating any law that would have a material adverse effect on our operations and such violation continued uncured 30 days after such breach and after notice thereof had been provided to us by Mr. Ajjarapu, (iii) Mr. Ajjarapu’s compensation was reduced without his consent, or we failed to pay to Mr. Ajjarapu any compensation due to him upon five days written notice from Mr. Ajjarapu informing us of such failure, or (iv) if Mr. Ajjarapu was also then serving as a member of the Board and was not re-nominated by the Board to serve as a member of the Board at any annual meeting of stockholders of the Company; provided, however, that prior to any such termination by Mr. Ajjarapu for “good reason”, Mr. Ajjarapu was required to first advise us in writing (within 15 days of the occurrence of such event) and provide us 15 days to cure (5 days in connection with the reduction of Mr. Ajjarapu’s salary or the failure to pay amounts owed to him)); (b) for any reason without “good reason”; and (c) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above.

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In the event that Mr. Ajjarapu’s employment was terminated for any reason (not including, however, a termination by us for “cause” or a termination as a result of Mr. Ajjarapu’s death or disability) during the twelve-month period following a Change of Control (a “Change of Control Termination”) or in anticipation of a Change of Control, we would have been required to pay Mr. Ajjarapu, within 60 days following the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control, a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of his current Base Salary and the amount of the last bonus payable to Mr. Ajjarapu (the “Change of Control Payment”), which amount would be due within 60 days of the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control. If Mr. Ajjarapu’s employment was terminated due to a Change of Control Termination within six months prior to a Change of Control, it would have been deemed to be “in anticipation of a Change of Control” for all purposes. In addition, in the event of a Change of Control, all of Mr. Ajjarapu’s equity-based compensation would immediately vest to Mr. Ajjarapu and any outstanding stock options held by Mr. Ajjarapu could be exercised by Mr. Ajjarapu until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances, provided that if Mr. Ajjarapu’s employment ended in anticipation of a Change of Control and such equity-based compensation awards or stock options had previously expired pursuant to their terms, the Company would be required to pay Mr. Ajjarapu a lump sum payment, payable on the same date as the Change of Control Payment, equal to the Black Scholes value of the expired and unexercised equity compensation awards and stock options held by Mr. Ajjarapu on the date of termination, based on the value of such awards had they been exercisable through the end of their stated term and had not previously expired. “Change of Control” for the purposes of the agreement meant: (a) any person obtaining beneficial ownership representing more than 50% of the total voting power represented by our then outstanding voting securities without the approval of not fewer than two-thirds of our Board; (b) a merger or consolidation of us whether or not approved by our Board, other than a merger or consolidation that would result in our voting securities immediately prior thereto continuing to represent at least 50% of the total voting power outstanding immediately after such merger or consolidation, (c) our stockholders approving a plan of complete liquidation or an agreement for the sale or disposition by us of all or substantially all of our assets, or (d) as a result of the election of members to our Board, a majority of the Board consisting of persons who are not members of the Board on April 14, 2020, except in the event that such slate of directors is proposed by a committee of the Board or the Board; provided that if the definition of “Change of Control” in our Stock Incentive Plans or Equity Compensation Plans was more favorable than the definition above, then such definition would control.

If Mr. Ajjarapu’s employment had been terminated pursuant to his death, disability, the end of the initial term (or any renewal term), without “good reason” by Mr. Ajjarapu, or by us for “cause”, Mr. Ajjarapu would have been entitled to all salary accrued through the termination date and no other benefits other than as required under the terms of employee benefit plans in which Mr. Ajjarapu was participating as of the termination date. Additionally, any unvested stock options or equity compensation held by Mr. Ajjarapu would immediately terminate and be forfeited (unless otherwise provided in the applicable award) and any previously vested stock options (or if applicable equity compensation) would be subject to the terms and conditions set forth in the applicable Stock Incentive Plan or Equity Compensation Plan, or award agreement, as such may describe the rights and obligations upon termination of employment of Mr. Ajjarapu.

If Mr. Ajjarapu’s employment had been terminated by Mr. Ajjarapu for “good reason”, or by us without “cause”, Mr. Ajjarapu would have been entitled to continue to receive the salary due pursuant to the terms of the agreement at the rate in effect upon the termination date for eighteen (18) months, plus the pro rata amount of any discretionary bonus and performance bonus he would have been due for the following eighteen (18) months (with any metrics being extrapolated based on the last four (4) full prior quarters of the Company’s operations prior to termination). Additionally, unvested benefits (whether equity or cash benefits and bonuses) would vest immediately upon such termination and any outstanding stock options previously granted to Mr. Ajjarapu would vest immediately upon such termination and would be exercisable until the earlier of (A) one year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances. Mr. Ajjarapu would have also received, if he so elected, continued health insurance under COBRA, paid for by the Company, for eighteen (18) months following the termination date (subject to certain rights which reduce such obligation if Mr. Ajjarapu was covered by health insurance with a substantially similar level of insurance as prior to the termination).

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The agreement contained standard assignment of inventions, indemnification, and confidentiality provisions. Further, Mr. Ajjarapu was subject to non-solicitation covenants during the term of the agreement.

Although Mr. Ajjarapu was prohibited from competing with us while he was employed with us, he will only be prohibited from competing for twelve months following the termination of the agreement in May 2025 upon his resignation from his roles as Chairman of the Board and Chief Executive Officer.

See also “2023 Increased Officer Compensation” above.

Prashant Patel, Former President, Chief Operating Officer, and Interim Principal Financial/Accounting Officer

Effective March 31, 2024, we entered into an employment agreement with Mr. Prashant Patel, our Interim Principal Financial/Accounting Officer and our former President and Chief Operating Officer, which replaced and superseded his prior employment agreement with the Company. Given Mr. Patel’s resignation from his positions as Chairman and Chief Executive Officer of the Company effective May 20, 2025, his employment agreement with the Company terminated on such date. However, the description below summarizes the main terms of the employment agreement while it was in effect prior to Mr. Ajjarapu’s resignation.

The agreement, which provided for Mr. Patel to serve as our President and Chief Operating Officer, had a term extending through December 31, 2025, provided that the agreement was subject to automatic extension for additional one-year terms thereafter in the event neither party provided the other at least 60 days prior notice of their intention not to renew the terms of the agreement. The agreement also required the Board, subject to certain exceptions, to nominate Mr. Patel to serve on the Board at each stockholders’ meeting which occurred during the term of the agreement.

Pursuant to the terms of the agreement, Mr. Patel’s annual compensation package included (1) a base salary of $350,000 per year, subject to annual increases as determined in the sole discretion of the Chief Executive Officer, and as discussed below (the “Base Salary”), and (2) a performance bonus equal to up to 100% of his Base Salary each year, based on the Company meeting certain performance metrics as determined from time to time by the Compensation Committee of the Board (“Performance Metrics”). Additionally, in the event that Mr. Patel met at least 70% of the requirements for any annual performance bonus, as determined in the reasonable discretion of the Compensation Committee, Mr. Patel’s Base Salary would increase by 20%. Mr. Patel was eligible for the Base Salary increase on an annual basis, with such increases being cumulative. Such increases in Base Salary did not require an amendment to the agreement. Mr. Patel’s Performance Metrics were to be added to the agreement and the Company contemplated that such metrics would include specific company performance goals and objectives, including revenue goals, app downloads, and net operating income milestones, as could be modified or added to from time to time with the mutual approval of Mr. Patel and the Compensation Committee. The determination of whether the Performance Metrics had been met were determined in the reasonable discretion of the Compensation Committee, no later than 90 days after the end of such calendar year. Mr. Patel was also eligible to receive additional bonuses awarded from time to time in the discretion of the Compensation Committee (in cash, options, or other forms of equity). Mr. Patel was also paid an automobile allowance of $1,000 per month during the term of the agreement and was eligible to participate in the Company’s stock option plan and other benefit plans.

The agreement required Mr. Patel to devote at least 75% of his business time and efforts to Company business. The agreement also prohibited Mr. Patel from competing against us during the term of the agreement and for a period of twelve months after the termination of the agreement in any state and any other geographic area in which we or our subsidiaries provide Restricted Services or Restricted Products, directly or indirectly, during the twelve months preceding the date of the termination of the agreement. “Restricted Services” means the manufacture, distribution, wholesale, and sale of Restricted Products, healthcare services, and any other services that we or our subsidiaries have provided or are researching, developing, performing, and/or providing at any time during the two years immediately preceding the date of termination, or which Mr. Patel has obtained any trade secret or other confidential information about at any time during the two years immediately preceding the date of termination of the agreement. “Restricted Products” means pharmaceutical drugs and other healthcare products and any other product, that we or our subsidiaries have provided or are researching, developing, manufacturing, distributing, purchasing, selling, and/or providing at any time during the two years immediately preceding the date the agreement is terminated, or which Mr. Patel obtained any trade secret or other confidential information in connection with at any time during the two years immediately preceding the date of termination of the agreement.

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The Company had the ability to terminate Mr. Patel’s employment (a) for “cause” (which was defined to include a material breach of the agreement by Mr. Patel, any act of misappropriation of funds or embezzlement by Mr. Patel, any act of fraud by Mr. Patel, or Mr. Patel being indicted of, or pleading guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law); (b) in the event Mr. Patel suffered a physical or mental disability that rendered him unable to perform his duties and obligations for either 90 consecutive days or 180 days in any 12-month period; (c) for any reason without “cause”; or (d) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above. The agreement was also subject to automatic termination upon the death of Mr. Patel.

Mr. Patel could terminate his employment (a) for “good reason” (i.e., (i) if his position or duties were modified to such an extent that his duties were no longer consistent with the position of Chief Compliance Officer of the Company, (ii) there had been a material breach by us of a material term of the agreement or Mr. Patel reasonably believed that we were violating any law that would have a material adverse effect on our operations and such violation continued uncured 30 days after such breach and after notice thereof had been provided to us by Mr. Patel, (iii) Mr. Patel’s compensation was reduced without his consent, or we failed to pay to Mr. Patel any compensation due to him upon five days written notice from Mr. Patel informing us of such failure, or (iv) if Mr. Patel was also then serving as a member of the Board and was not re-nominated by the Board to serve as a member of the Board at any annual meeting of stockholders of the Company; provided, however, prior to any such termination by Mr. Patel for “good reason”, Mr. Patel was required to first advise us in writing (within 15 days of the occurrence of such event) and provide us 15 days to cure (5 days in connection with the reduction of Mr. Patel’s salary or the failure to pay amounts owed to him)); (b) for any reason without “good reason”; and (c) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above.

In the event that Mr. Patel’s employment was terminated for any reason (not including, however, a termination by us for “cause” or a termination as a result of Mr. Patel’s death or disability) during the twelve-month period following a Change of Control (a “Change of Control Termination”) or in anticipation of a Change of Control, we were required to pay Mr. Patel, within 60 days following the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control, a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of his current base salary and the amount of the last bonus payable to Mr. Patel (the “Change of Control Payment”), which amount would be due within 60 days of the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control. If Mr. Patel’s employment terminated due to a Change of Control Termination within six (6) months prior to a Change of Control, it would have been deemed to be “in anticipation of a Change of Control” for all purposes. In addition, in the event of a Change of Control, all of Mr. Patel’s equity-based compensation would have immediately vested to Mr. Patel and any outstanding stock options held by Mr. Patel could be exercised by Mr. Patel until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances, provided that if Mr. Patel’s employment ended in anticipation of a Change of Control and such equity-based compensation awards or stock options had previously expired pursuant to their terms, the Company would be required to pay Mr. Patel a lump sum payment, payable on the same date as the Change of Control Payment, equal to the Black Scholes value of the expired and unexercised equity compensation awards and stock options held by Mr. Patel on the date of termination, based on the value of such awards had they been exercisable through the end of their stated term and had not previously expired. “Change of Control” for the purposes of the agreement meant: (a) any person obtaining beneficial ownership representing more than 50% of the total voting power represented by our then outstanding voting securities without the approval of not fewer than two-thirds of our Board; (b) a merger or consolidation of us whether or not approved by our Board, other than a merger or consolidation that would result in our voting securities immediately prior thereto continuing to represent at least 50% of the total voting power outstanding immediately after such merger or consolidation, (c) our stockholders approving a plan of complete liquidation or an agreement for the sale or disposition by us of all or substantially all of our assets, or (d) as a result of the election of members to our Board, a majority of the Board consisting of persons who are not members of the Board on March 31, 2024, except in the event that such slate of directors is proposed by a committee of the Board or the Board; provided that if the definition of “Change of Control” in our Stock Incentive Plans or Equity Compensation Plans was more favorable than the definition above, then such definition would control.

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If Mr. Patel’s employment was terminated pursuant to his death, disability, the end of the initial term (or any renewal term), without “good reason” by Mr. Patel, or by us for “cause”, Mr. Patel would have been entitled to all salary accrued through the termination date and no other benefits other than as required under the terms of employee benefit plans in which Mr. Patel was participating as of the termination date. Additionally, any unvested stock options or equity compensation held by Mr. Patel would immediately terminate and be forfeited (unless otherwise provided in the applicable award) and any previously vested stock options (or if applicable equity compensation) would be subject to the terms and conditions set forth in the applicable stock incentive plan or equity compensation plan, or award agreement, as such may describe the rights and obligations upon termination of employment of Mr. Patel.

If Mr. Patel’s employment was terminated by Mr. Patel for “good reason”, or by us without “cause”, Mr. Patel would have been entitled to continue to receive the salary due pursuant to the terms of the agreement at the rate in effect upon the termination date for eighteen (18) months, plus the pro rata amount of any discretionary bonus and performance bonus he would have been due for the following eighteen (18) months (with any metrics being extrapolated based on the last four (4) full prior quarters of the Company’s operations prior to termination). Additionally, unvested benefits (whether equity or cash benefits and bonuses) would vest immediately upon such termination and any outstanding stock options previously granted to Mr. Patel would vest immediately upon such termination and would be exercisable until the earlier of (A) one year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances. Mr. Patel would have also received, if he so elected, continued health insurance under COBRA, paid for by the Company, for eighteen (18) months following the termination date (subject to certain rights which reduce such obligation if Mr. Patel was covered by health insurance with a substantially similar level of insurance as prior to the termination).

The agreement contained standard assignment of inventions, indemnification, and confidentiality provisions. Further, Mr. Patel was subject to non-solicitation covenants during the term of the agreement.

Although Mr. Patel was prohibited from competing with us while he was employed with us, he will only be prohibited from competing for twelve months following the termination of the agreement in May 2025 upon his resignation from his roles as President and Chief Operating Officer.

See also “2023 Increased Officer Compensation” above.

DIRECTOR COMPENSATION

Summary Director Compensation Table

The following table provides information regarding all compensation awarded to, earned by, or paid to each person who served as a non-executive director of the Company for some portion or all of 2024. Other than as set forth in the table and described more fully below, the Company did not pay any fees, make any equity or non-equity awards, or pay any other compensation to its non-executive directors. All compensation paid to its executive directors is set forth in the tables summarizing executive officer compensation above.

Name	Fees Earned or paid in cash	Stock Awards*	Option Awards**	All Other Compensation	Total

Donald G. Fell(1)	$41,250	$149,443	$-	$-	$190,693
Shankar Hariharan(2)	$-	$-	$-	$-	$-
Narasimhan Mani(3)	$-	$-	$-	$-	$-
Mayur Doshi(4)	$-	$-	$-	$-	$-
Subbarao Jayanthi(5)	$-	$-	$-	$-	$-
Candice Beaumont (6)	$-	$-	$-	$-	$-
Jeff Newell(7)	$26,250	$163,736	$-	$-	$189,986
Michael L. Peterson(8)	$41,250	$149,443	$-	$-	$190,693

* Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of restricted shares and option awards are set forth in the Critical Accounting Estimates as disclosed in our Consolidated Financial Statements for the year ended December 31, 2024. The amount reported in this column reflects the accounting cost for these awards and does not correspond to the actual economic value that may be received by the director upon the vesting of the restricted shares, the exercise of the stock options, or any sale of the underlying shares of Common Stock.

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** Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with the Black-Scholes option pricing model. The Black-Scholes model considers several variables and assumptions in estimating the fair value of stock-based awards. These variables include the per share fair value of the underlying Common Stock, exercise price, expected term, risk-free interest rate, expected annual dividend yield and the expected stock price volatility over the expected term. The Company estimates volatility by reference to the historical volatilities of the Company. The risk-free interest rate is based on the yield available on U.S. Treasury zero-coupon issues similar in duration to the expected term of the equity-settled award.

(1) As of December 31, 2024. Mr. Fell had been awarded 3,345 vested stock options and 222,217 shares of vested Common Stock.

(2) Dr. Hariharan was appointed to the Board on July 25, 2024, in connection with the Company’s acquisition of Scienture. Dr. Hariharan did not receive any fees or other compensation for serving on the Board during a portion of 2024.

(3) Dr. Mani was appointed to the Board on July 25, 2024, in connection with the Company’s acquisition of Scienture. Dr. Mani did not receive any fees or other compensation for serving on the Board during a portion of 2024.

(4) Mr. Doshi was appointed to the Board on May 28, 2024. Mr. Doshi did not receive any fees or other compensation for serving on the Board during a portion of 2024.

(5) Mr. Jayanthi was appointed to the Board on June 17, 2024. Mr. Jayanthi did not receive any fees or other compensation for serving on the Board during a portion of 2024.

(6) Ms. Beaumont was appointed to the Board on July 31, 2023, and then resigned from the Board effective April 10, 2024. Ms. Beaumont did not receive any fees or other compensation for serving on the Board during a portion of 2024.

(7) As previously disclosed, Mr. Newell voluntarily resigned from the Board effective May 30, 2024. As of December 31, 2024, Mr. Newell had been awarded 80,702 shares of vested Common Stock of the Company.

(8) As previously disclosed, Mr. Peterson voluntarily resigned from the Board effective May 30, 2024. As of December 31, 2024, Mr. Peterson had been awarded 12,131 vested stock options and 246,685 shares of vested Common Stock of the Company.

Independent Director Compensation Policy

Each independent member of the Board is to receive an annual grant of restricted Common Stock of the Company equal to $55,000 in value, on April 1st of each year (or such date thereafter as the awards are approved by the Board), and valued on such same date, based on the closing sales price on such date (or the first business day thereafter), which restricted stock awards will vest at the rate of 1/4th of such awards over the following four calendar quarters, subject to such directors continued service to the Company.

The Company has also entered into an indemnification agreement with each member of the Board.

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2024 Independent Director Compensation

The Board approved the issuance of 36,163 shares of the Company’s Common Stock to each of Mr. Fell and Mr. Peterson for services rendered to the Company during 2024. The aggregate 72,326 shares were valued at $298,886. The Board also approved the issuance of 38,526 shares of the Company’s Common Stock to Mr. Newell for services rendered during 2024. The shares vested immediately on the grant date, subject to each applicable independent director’s continued service to the Company.

All of these awards were issued under the Incentive Plan and all awards were evidenced by Restricted Stock Grant Agreements.

Each independent director also receives an annual cash retainer of $35,000.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following disclosure regarding compensation actually paid (“CAP”) as defined by the SEC to our executive officers and the performance of the Company. The table below presents information for each of the last two fiscal years regarding (i) the total compensation, as reported in the summary compensation table, for our principal executive officer serving in that capacity during the applicable fiscal year (the “PEO”) and the average total compensation of our other named executive officers, excluding the PEO, who were serving in that capacity during the applicable fiscal year as disclosed in the summary compensation table (“NEOs”), (ii) total compensation actually paid to the PEO and the total compensation actually paid to the other NEOs on average, (iii) total shareholder return for the Company, and (iv) the Company’s net income (loss).

The amounts set forth below under the headings “Compensation Actually Paid to PEO” for our PEO and “Average Compensation Actually Paid to Non-PEO NEO” have been calculated in a manner consistent with Item 402(v) of Regulation S-K.

Year (1)	Summary Compensation Table Total for PEO (2)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for Non-PEO NEO (4)	Average Compensation Actually Paid to Non- PEO NEO (5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (6)	Net Income (Loss) (in thousands) (7)
2024	$570,577	$650,577	$409,462	$649,462	$102	$13,632
2023	$628,009	$628,009	$193,650	$193,650	$87	$(17,844)

(1)	We are a smaller reporting company, with a December 31 fiscal year. As of December 31, 2024, we ceased to qualify as an “emerging growth company,” and, as a result, this is the year in which we have included the pay versus performance disclosure in proxy statements filed by the Company.

(2)	Our PEO for each of fiscal years 2024 and 2023 is Mr. Ajjarapu. The amounts reported are from the Summary Compensation Table (“SCT”) above.

(3)	To calculate compensation actually paid, adjustments were made to the amounts reported in the SCT for the applicable year. A reconciliation of the adjustments for the PEO is set forth below:

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Fiscal Year	2024	2023
PEO SCT Total	$570,577	$628,009
(-) Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(25,500)	$(243,075)
(+) Fair Value at Vesting Date of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year	$25,500	$243,075
(+) Dividends or Other Earnings Paid During Fiscal Year Prior to Vesting Date of Option Awards and Stock Awards	$80,000	$-
Compensation Actually Paid to PEO	$650,577	$628,009

(4)	For each of fiscal year 2023 and 2024, our named executive officer, excluding the PEO, consisted solely of Mr. Patel, who served as the Interim President, CFO and COO.

(5)	To calculate CAP, adjustments were made to the amounts reported in the SCT for the applicable year. A reconciliation of the adjustments for the non-NEO PEO is set forth below:

Fiscal Year	2024	2023
Non-PEO NEO SCT Total	$409,462	$193,650
(-) Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(76,500)	$(43,650)
(+) Fair Value at Vesting Date of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year	$76,500	$43,650
(+) Dividends or Other Earnings Paid During Fiscal Year Prior to Vesting Date of Option Awards and Stock Awards	$240,000	$-
Compensation Actually Paid to Non-PEO NEO	$649,462	$193,650

(6)	Pursuant to the SEC rules, the Total Shareholder Return (“TSR”) reflected in this column assumes $100 was invested on December 31, 2022 in our Common Stock. Historic stock price performance is not necessarily indicative of future stock price performance.

(7)	The amounts reflected in this column represent the net income (loss) reflected in our audited financial statements for each applicable fiscal year.

Relationship Between Pay and Performance

As described above, we previously entered into an employment agreement with our PEO, and during 2024 entered into a new employment agreement with our other NEO. The CAP to our PEO and other NEO in our 2023 and 2024 fiscal years each was primarily comprised of salary compensation and the value of equity awards received by those officers in fiscal year 2024 and prior years. Equity awards are intended to further align the interests of our officers with those of our stockholders and further motive our PEO and other NEOs to strive to achieve positive TSR. The increase in the CAP to our PEO and our other NEO year-over-year was driven, primarily, by the increased base compensation paid under the terms of the employment agreements between us and each of our PEO and other NEO, with our Compensation Committee electing to increase the base compensation paid to each officer primarily because of the Company’s increased cash resources during fiscal year 2024 and the achievement of other strategic transactions and objectives during fiscal year 2024.

In our fiscal year ended December 31, 2024, we achieved net income whereas during fiscal year 2023 the Company realized a net loss. Similarly, in our fiscal year ended December 31, 2024, TSR was positive and increased year-over-year compared to the prior fiscal year. The performance of the Company based on these two metrics correlates to the increase in the CAP to our PEO and our other NEO during fiscal year 2024 compared to fiscal year 2023.

Our net income for fiscal year 2024 was driven, in part, by the sale in February 2024 of substantially all of the assets of our prior web-based marked platform that was a marketplace for healthcare buyers and sellers of pharmaceuticals, accessories and services. We paid two special dividends to all of our stockholders during the 2024 fiscal year (including the PEO and other NEO, each of whom is a stockholder and who from time to time have received equity awards as identified in the SCT and elsewhere in this proxy statement) representing a significant portion of the net proceeds we received from this transaction. These dividend payments during fiscal year 2024 had a positive impact on the CAP of our PEO and our other NEO. In future years where the Company may experience a net loss it is not expected that any special dividends would be paid during those years.

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In the third quarter of fiscal year 2024, we closed upon a merger transaction resulting in the Company acquiring Scienture, Inc., to broaden its assets and expand its operations. Scienture, Inc., is a company focused on bringing to market innovative branded, specialty pharmaceutical products that may significantly enhance the standard of care, while adding value to patients, caregivers, and the healthcare system. Later in fiscal year 2024, to afford the Company greater financial resources and liquidity to continue to implement the business plan of Scienture, Inc., the Company executed on, and entered into definitive agreements with third party investors that provided the Company funding and provides a means for a future source of capital. The Company believes these transactions, among other developments during fiscal year 2024, positively increased current and prospective stockholder value and contributed to the increase in TSR year-over-year.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of October 6, 2025, by (i) each Named Executive Officer, (ii) each member of our Board and director nominee, (iii) each person deemed to be the beneficial owner of more than five percent (5%) of our Common Stock, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of our Common Stock listed as owned by such person. The address of each person is deemed to be the address of the Company unless otherwise noted.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of Common Stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of October 6, 2025, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. The percentages are based upon 23,232,260 shares of our Common Stock outstanding as of October 6, 2025.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, as of October 6, 2025, (a) the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws; and (b) no person owns more than 5% of our Common Stock. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 20 Austin Blvd., Commack, New York 11725. All of the securities reported below are shares of the Company’s Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

Directors and Executive Officers:
Shankar Hariharan, Chairman, Co-CEO (1)	3,090,383	13.30%
Narasimhan Mani, Co-CEO, President, and Director (2)	2,145,515	9.24%
Eric Sherb, Chief Financial Officer (3)	50,000	*
Donald G. Fell, Director (4)	201,903	*
Mayur Doshi, Director (5)	300,000	1.29%
Subbarao Jayanthi, Director (6)	100,000	—

All executive officers and directors as a Group (six persons)	5,887,801	18.89%

Other Stockholders Owning Greater than 5%
None	—	—

* Less than 1%.

(1)	Includes (i) 2,718,679 shares of the Company’s Common Stock owned directly by Dr. Hariharan and (ii) 371,704 shares of the Company’s Common Stock owned by Pushpa Shankar, Dr. Hariharan’s wife, which Dr. Hariharan claims beneficial ownership of.

(2)	Includes (i) 1,395,515 shares of the Company’s Common Stock owned by Srivatsav, LLC, which Dr. Mani claims beneficial ownership of and (ii) 750,000 shares of the Company’s Common Stock owned directly by Dr. Mani.

(3)	Includes 50,000 shares of the Company’s Common Stock owned directly by Mr. Sherb.

(4)	Includes (i) 201,347 shares of the Company’s Common Stock owned directly by Mr. Fell and (ii) 556 shares of the Company’s Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of October 6, 2025.

(5)	Includes 300,000 shares of the Company’s Common Stock owned directly by Mr. Doshi.

(6)	Includes 100,000 shares of the Company’s Common Stock owned by Kartha Capital, LLC, which Mr. Jayanthi claims beneficial ownership.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Except as discussed or otherwise disclosed above under “Executive Compensation,” which information is incorporated by reference where applicable in this “Certain Relationships and Related Transactions, and Director Independence” section, the following sets forth a summary of all transactions since January 1, 2023, or any currently proposed transaction, in which the Company was to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at the fiscal year-end for 2023 and 2024, and in which any related person had or will have a direct or indirect material interest (other than compensation described above under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Transactions with Related Persons

Scietech Agreement

On April 1, 2023, and July 1, 2023, the Company entered into a relationship with Scietech, LLC (“Scietech”) in an independent contractor agreement to consult on increasing sales on the Integra Pharma Solutions, LLC (“IPS”) and Trxade, Inc. platforms. The agreement was for an annual fee of $400,000 to be split equally between IPS and Trxade, Inc. A 31% investor in Scietech is the spouse of the interim CFO, Prashant Patel, which qualifies as a related party. The company was chosen because they were the most qualified to perform the desired qualifications.

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Danam Promissory Note

On September 14, 2023, the Company issued a promissory note to Danam Health, Inc. (n/k/a Wellgistics Health, Inc.) (the “Danam Note”) in the amount of $300,000. The Company received a deposit of $200,000 on September 14, 2023, and an additional deposit of $100,000 on October 13, 2023. The Danam Note accrued interest at 0% per annum and was due and payable no later than 30 days after a change in control of borrower, as defined in the note agreement. The Danam Note was fully repaid in February 2024.

Subscription Agreement

On February 29, 2024, the Company’s wholly-owned subsidiary Softell Inc. (f/k/a Trxade Inc.) (“Softell”). entered into a Subscription Agreement (the “Subscription Agreement”) with Lafayette Energy Corp., a Delaware corporation (“Lafayette”). Pursuant to the Subscription Agreement, Softell agreed, in two equal tranches, to invest a total of up to $5,000,000 in Lafayette in exchange for up to 2,000,000 shares of Lafayette’s Series A Convertible Preferred Stock, with the second tranche becoming payable only upon Softell’s receipt of notice that Lafayette has successfully drilled its first oil and gas well and produced at least one hundred (100) barrels of oil.

Lock-Up Agreements

On July 25, 2024, the Company entered into and closed an Agreement and Plan of Merger (the “Merger Agreement”) with MEDS Merger Sub I, Inc., MEDS Merger Sub II, LLC, and Scienture. Pursuant to the Merger Agreement, on July 25, 2024, the Company entered into lock-up agreements (the “Lock-Up Agreements”) with each of the directors and officers of the Company and Scienture as well as certain of the shareholders of each of the Company and Scienture (each, a “Locked-Up Party”) with respect to all of the Company’s securities held by such Locked-Up Parties (the “Lock-Up Securities”) immediately following the closing. Pursuant to the Lock-Up Agreements, each Locked-Up Party agreed not to transfer any Lock-Up Securities during the period commencing on the date of the conversion of the Company’s Series X Non-Voting Convertible Preferred Stock, par value $0.00001 per share into shares of the Company’s Common Stock (the “Preferred Stock Conversion”) and ending on the earliest of (x) one hundred eighty (180) days after the date of the Preferred Stock Conversion or (y) the date after the closing on which the Company completes a liquidation, merger, stock exchange, or other similar transaction with an unaffiliated third party resulting in all of its stockholders having the right to exchange their Lock-Up Securities for cash, securities, or other property.

Consulting Agreements

Pursuant to the Merger Agreement, on July 25, 2024, the Company entered into consulting agreements with each of Surendra Ajjarapu and Prashant Patel (each a “Consulting Agreement” and collectively the “Consulting Agreements”), the material terms of which would become effective upon Mr. Ajjarapu or Mr. Patel, as applicable, are no longer employed by the Company for any reason. Accordingly, given Mr. Ajjarapu’s resignation from his roles as Chairman of the Board and Chief Executive Officer of the Company and the termination of his employment agreement on May 16, 2025, the terms of Mr. Ajjarapu’s Consulting Agreement took effect on that date. Mr. Ajjarapu’s Consulting Agreement remains in full force and effect.

The primary purpose of each Consulting Agreement was to enable the Company to continue to receive critical support and management-related services from Mr. Ajjarapu and Mr. Patel for up to a period of two years after either Mr. Ajjarapu or Mr. Patel, as applicable, is no longer employed by the Company. Specifically, the Consulting Agreements state that the duties of Mr. Ajjarapu and Mr. Patel may include, but not necessarily be limited to (i) assisting with the development of the Company’s corporate strategies, organizational design, research and development, product commercialization, and such matters otherwise requested by Company officers; (ii) assisting with the ideation and analysis of financial structuring and accounting approaches and alternatives the Company should consider and can implement in the course of raising money, financing and funding its operations and initiatives, and optimizing its cost efficiencies and effectiveness; (iii) assisting with the creation and dissemination of corporate and financial information regarding the Company to the investment and financial community and public at large as requested by the Company through its authorized personnel, pursuant to applicable company policies; and (iv) other such consultation the Company’s officers deem useful to the Company’s management and within the scope of their expertise.

As consideration for Mr. Ajjarapu providing services under his Consulting Agreement, the Company has agreed (i) to reimburse Mr. Ajjarapu for reasonable and necessary costs and expenses associated with Mr. Ajjarapu’s services to the Company, including travel costs, research expenses, copy and production charges, and courier fees, as substantiated by statements submitted to and approved by the Company and (ii) to issue Mr. Ajjarapu 702,086 shares of the Company’s Common Stock (subject to certain equitable adjustments) in eight installments beginning on the date that Mr. Ajjarapu’s employment with the Company terminates for any reason, which occurred upon his resignation from his roles of Chairman and Chief Executive Officer on May 16, 2025. On such date, Mr. Ajjarapu’s Executive Employment Agreement, as amended, terminated. In the event that Mr. Ajjarapu terminates his Consulting Agreement or the Company terminates his Consulting Agreement for cause, then the Company will owe no further compensation to him.

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As consideration for Mr. Patel providing services under his Consulting Agreement, the Company agreed (i) to reimburse Mr. Patel for reasonable and necessary costs and expenses associated with Mr. Patel’s services to the Company, including travel costs, research expenses, copy and production charges, and courier fees, as substantiated by statements submitted to and approved by the Company and (ii) to issue Mr. Patel 614,325 shares of the Company’s Common Stock (subject to certain equitable adjustments) in eight installments beginning on the date that Mr. Patel’s employment with the Company terminates for any reason. On such date, Mr. Patel’s Executive Employment Agreement, as amended, was to terminate. In the event that Mr. Patel terminated his Consulting Agreement or the Company terminates his Consulting Agreement for cause, then the Company would owe no further compensation to him. On May 20, 2025, Mr. Patel simultaneously resigned from employment with the Company and agreed to terminate his engagement as a consultant for the Company. The Company agreed to issue Mr. Patel 750,000 shares of Common Stock and to issue an additional 250,000 shares of Common Stock if Mr. Patel brings to the Company any bona fide commercial revenue bearing product opportunity resulting in the Company signing a definitive agreement with the relevant party. As of the date of this Proxy Statement, Mr. Patel is neither an employee of, nor a consultant for, the Company.

Independent Contractor Agreement

On March 13, 2025, in connection with the appointment of Eric Sherb as the Company’s Chief Financial Officer, the Company entered into an independent contractor agreement with EMS Consulting Services, Inc., an entity controlled by Mr. Sherb (the “ICA”). Pursuant to the ICA, Mr. Sherb has agreed to perform, on a full-time basis, all services (a) assigned by the Company’s Chief Executive Officer and (b) otherwise necessary or convenient in fulfilling the obligations associated with serving as the Chief Financial Officer of a publicly-traded company with Common Stock listed on Nasdaq. In exchange, the Company has agreed to pay Mr. Sherb (i) an annual cash fee of $100,000; (ii) an annual grant of shares of the Company’s Common Stock equal to an aggregate amount of $50,000, to be issued as soon as reasonably practicable upon signing the ICA and every year thereafter during the term of the Agreement; and (c) an annual discretionary bonus in an amount, if any, determined in the sole discretion of the Company’s Board. The ICA will continue until terminated by the Company or Mr. Sherb on no less than 14 days’ prior notice.

Subsidiary Sales

On April 8, 2025, the Company entered into (i) a Membership Interest Purchase Agreement (the “IPS MIPA”) with Tollo Health, Inc. (“Tollo”), pursuant to which Tollo agreed to purchase and the Company agreed to sell all of the Company’s membership interests in Integra Pharmacy Solutions LLC (“IPS”), one of the Company’s previously wholly owned subsidiaries, and (ii) a Stock Purchase Agreement (the “Bonum SPA” and together with the IPS MIPA, the “Agreements”) with Tollo, pursuant to which Tollo agreed to purchase and the Company agreed to sell all issued and outstanding shares of common stock of Bonum Health, Inc., another of the Company’s previously wholly owned subsidiaries. Suren Ajjarapu, the Company’s former Chief Executive Officer and Executive Chairman, and Prashant Patel, the Company’s former President, Chief Operating Officer, and Director, each had a beneficial interest in Tollo at the time of the transaction.

As consideration for acquiring IPS and Bonum, Tollo agreed to pay the Company $5 million in the form of a promissory note bearing interest at the prime rate. The promissory note matures on June 30, 2030. However, Tollo is required to pay 20% of the proceeds of a future equity financing toward repayment of the principal and accrued but unpaid interest owed under the promissory note.

In connection with each of the Agreements, the Company agreed to retain certain excluded liabilities of IPS and Bonum including all liabilities: (i) related to, in connection with or arising out of any claims, charges, complaints, actions, suits, settlements, hearings, investigations, proceedings, or governmental or regulatory inquiries with respect to IPS or Bonum, respectively, prior to the closing under the applicable Agreement; (ii) related to, in connection with or arising out of any breach by the Company of the applicable Agreement or any other agreements and documents required to be delivered by the Company; (iii) not disclosed by the Company in accordance with each Agreement; (iv) related to any actions threatened or initiated by a governmental entity against IPS or Bonum, respectively; and (v) related to tax returns or tax matters of the Company, IPS, or Bonum, respectively, for any periods prior to closing under the applicable Agreement. The parties closed on the IPS MIPA and the Bonum SPA on April 30, 2025.

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Review and Approval of Related-Party Transactions

Our Audit Committee (which is made up of all independent directors) is tasked with reviewing and approving related-party transactions. In reviewing such transactions, the committee will analyze the following factors, in addition to any other factors the committee deems appropriate, in determining whether to approve a related-party transaction:

(1)	fairness of the terms for the Company (including fairness from a financial point of view);

(2)	materiality of the transaction;

(3)	bids / terms for such transaction from unrelated parties;

(4)	structure of the transaction;

(5)	the policies, rules, and regulations of the U.S. federal and state securities laws;

(6)	the policies of the committee; and

(7)	interests of each related party in the transaction.

The committee will only approve a related party transaction if the committee determines that the terms of the related party transaction are beneficial and fair (including fair from a financial point of view) to the Company and are lawful under the laws of the United States. In the event multiple members of the committee are deemed a related party, the related party transaction will be considered by the disinterested members of the Board in place of the committee.

The committee is prohibited from approving or ratifying any related party transaction whereby the Company directly or indirectly, including through any subsidiary, extends or maintains credit, arranges for the extension of credit, or renews an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company.

In addition, our Code of Ethics and Business Conduct, which is applicable to all of our employees, officers, and directors, requires that all employees, officers, and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. A copy of our Code of Ethics and Business Conduct was filed as Exhibit 14.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 26, 2025.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in next year’s proxy statement and for consideration at the next annual meeting of stockholders (the “2026 Annual Meeting”). Any proposal that a stockholder desires to have included in our proxy materials in connection with the 2026 Annual Meeting must be submitted in writing to the Company’s Secretary at 20 Austin Blvd., Commack, New York 11725, no later than the close of business on July        , 2026 (120 days prior to the anniversary of this year’s mailing date) and must meet the requirements of Rule 14a-8 under the Exchange Act, Delaware law, and our Bylaws. If we change the date of the 2026 Annual Meeting by more than 30 days from the anniversary of this year’s annual meeting (the “2025 Annual Meeting”), this deadline could change, in accordance with Rule 14a-8. The stockholder’s written notice must include certain information concerning the stockholder and each nominee and proposal, as specified in our Bylaws.

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In addition to satisfying the notice requirements under Rule 14a-8 and our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to us at our principal office no later than September , 2026, which is 60 calendar days prior to the first anniversary date of the 2025 Annual Meeting. If the date of the 2026 Annual Meeting is changed by more than 30 calendar days from the anniversary of the 2025 Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 Annual Meeting is first made.

We did not receive notice of any stockholder proposals relating to the Annual Meeting. If any other matters properly come before the 2025 Annual Meeting, the persons designated as proxies intend to vote in accordance with their discretion on such matters.

OTHER MATTERS

This Proxy Statement is available at our corporate website at https://scienture.com/. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at                .

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares or need additional copies of this Proxy Statement or voting materials, please contact:

It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by mail, by signing and returning the enclosed proxy card, by using the Internet, or by telephone, so your shares will be represented at the Annual Meeting.

The form of proxy card and this Proxy Statement have been approved by the Board and are being mailed or delivered to stockholders by its authority.

The Board of Directors of Scienture Holdings, Inc.

Commack, New York

October        , 2025

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Annex A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

TO THE SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SCIENTURE HOLDINGS, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), Jet.AI Inc., a corporation organized and existing under the DGCL (the “Corporation”), hereby certifies as follows:

A. On          , the Board of Directors of the Corporation duly adopted a resolution proposing and declaring advisable the following amendment (the “Amendment”) to the Corporation’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate”).

B. The Certificate is hereby amended by deleting the first paragraph of Article IV of the Certificate in its entirety and restating the same as follows:

This Corporation is authorized to issue two (2) classes of stock, designated “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock authorized to be issued is Two Billion (2,000,000,000) shares, $0.00001 par value per share. The total number of shares of Preferred Stock authorized to be issued is Two Hundred Million (200,000,000) shares, $0.00001 per share, all of which shall initially be designated Preferred Stock.

C. This Amendment to the Certificate has been duly approved and adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by a duly authorized officer of the Corporation on this __ day of ________.

By:

A-1

Annex B

B-1

Annex C

CERTIFICATE OF AMENDMENT

TO THE CERTIFICATE OF INCORPORATION

OF

SCIENTURE HOLDINGS, INC.

a Delaware corporation

Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), Scienture Holdings, Inc., a corporation organized and existing under the DGCL (the “Corporation”), hereby certifies as follows:

A. On ________, the Board of Directors of the Corporation duly adopted a resolution proposing and declaring advisable the following amendment (the “Amendment”) to the Corporation’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate”).

B. The Certificate is hereby amended by amending and restating Article V, Subsection 3 to the Certificate as follows:

3. REVERSE STOCK SPLIT OF OUTSTANDING COMMON STOCK

Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation, as amended, of the Corporation, each ___ (___) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash that will be paid in lieu of any fractional shares otherwise issuable in connection with the Reverse Stock Split. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

C. This Amendment to the Certificate has been duly approved and adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by a duly authorized officer of the Corporation on this __ day of ________.

By:

C-1

Annex D

Trxade Group, Inc. (the “Company”)

Audit Committee Charter

Role:

The Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company’s independent auditor to prepare or issue an audit report on the financial statements of the Company and internal control over financial reporting, and the performance of the Company’s internal audit function and independent auditor. The Committee reviews and assesses the qualitative aspects of financial reporting to stockholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment (subject to stockholder ratification) compensation, retention, and oversight of the independent auditor.

Membership:

The membership of the Committee will consist of at least three directors of the Company, all of which members shall satisfy the definition of “independent” and the requirements of Audit Committee members set forth under the listing standard of the NASDAQ Capital Market, or such other exchange(s) upon which the Company’s securities are then listed from time to time (the “Exchange”). If the Committee is comprised of at least three members who meet the criteria above, one additional director who is not “independent” as defined under the rules of the Exchange and is not currently an executive officer or employee or a family member of an executive officer, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its stockholders and such member otherwise fits within the requirements of the Exchange (with such member being defined as an “Excepted Member”). An Excepted Member may not serve longer than two years. An Excepted Member may not serve longer than two years. An Excepted Member’s service on the Committee will be subject in all cases to the rules and requirements of the Exchange.

At least one member of the Committee shall be a “financial expert” as defined in Regulation S-K, Item 407(d)(5)(ii) and shall have an understanding of generally accepted accounting principles, and be able to read and understand financial statements, including the Company’s balance sheet, statements of operations and statements of cash flow. The Board shall review and designate the Committee member(s) that meets the “financial expert” criteria. All Committee members shall have an understanding of internal control over financial reporting and an understanding of audit committee functions.

No Committee member shall have participated in the preparation of the financial statements of the Company at any time during the three years preceding becoming a member of the Committee (unless such member qualifies as an Excepted Member). The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause. Each Committee member may be required to satisfy certain independence requirements of applicable securities laws, rules or guidelines and any other applicable regulatory rules. Determinations as to whether a particular director satisfies the requirements for membership on the Committee shall be made by the full Board.

Trxade Group, Inc. Audit Committee Charter

Generally, no member of the Committee may serve on more than three audit committees of publicly traded companies (including the Audit Committee of the Company) at the same time. For this purpose, service on the audit committees of a parent and its substantially owned subsidiaries, if any, counts as service on a single audit committee.

Operations:

The Board shall designate one member of the Committee to act as its chairperson. The Committee will meet a minimum of four times a year (once a quarter). Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment) action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of the Company’s Certificate of Incorporation, (b) any provision of the Bylaws of the Company, or (c) the laws of the State of Delaware.

Communications:

The independent auditor reports directly to the Committee. The Committee is expected to maintain free and open communication with the independent auditor, the internal auditors, and management. This communication will include periodic private executive sessions with each of these parties.

Authority:

The Committee’s role is one of an oversight function. The Committee is not intended to replace the Company’s management, internal auditors and outside auditors. It is the responsibility of the Company’s management to prepare the Company’s financial statements and to develop and maintain adequate systems of internal accounting and financial controls, and it is the internal and outside auditors’ responsibility to review and, when appropriate, audit these financial statements and internal controls.

The Committee recognizes that the financial management and the internal and outside auditors have more knowledge and information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee cannot provide any expert or special assurance as to the Company’s financial statements or internal controls or any professional certification as to the outside auditors’ work. In carrying out its oversight responsibilities, the Committee shall undertake the activities and have the authority as described in this Charter.

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate outside counsel or other experts or consultants, as it deems appropriate, including sole authority to approve the firms’ fees and other retention terms. The Company will provide the Committee with appropriate funding, as the Committee determines, for the payment of compensation to the Company’s independent auditor, outside counsel, and other advisors as it deems appropriate and administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. The Committee will have access to the Company’s books, records, facilities, and personnel. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Trxade Group, Inc. Audit Committee Charter

Performance Evaluation:

The Committee shall review its own performance and reassess the adequacy of this Charter at least annually in such manner as it deems appropriate, and submit such evaluation, including any recommendations for change, to the full Board for review, discussion and approval.

Relationship With Auditors:

The Committee shall have sole authority and be directly responsible for the appointment, retention, compensation, oversight, evaluation and termination (subject to stockholder ratification, if applicable) of the work of the Company’s outside auditors engaged, including resolution of disagreements between Company management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The Company’s outside auditors shall report directly to the Committee.

The Committee shall review and pre-approve: (i) auditing services (including those performed for purposes of providing comfort letters and statutory audits) and (ii) non-auditing services that exceed a de minimis standard established by the Committee, which are rendered to the Company by its outside auditors (including fees).

The Committee shall:

(i)	If required by any applicable law or rule of the Exchange (or such other exchange upon which the Company’s securities are listed) request from the outside auditors, at least annually, a written report describing: (a) the outside auditors’ internal quality-control procedures; and (b) any material issues raised by the most recent internal quality-control review or peer review of the outside auditors, or by any inquiry or investigation by government or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the outside auditors, and any steps taken to deal with any such issues;

(ii)	If required by applicable law or rule of the Exchange (or such other exchange upon which the Company’s securities are listed) review and discuss with the outside auditors any relationships or services that may impact the objectivity and independence of the outside auditors; and

(iii)	Receive from the independent auditor annually a formal written statement delineating all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard No. 1, as may be modified or supplemented by such other standards as may be set by law or regulation or Exchange rules; and discuss with the independent auditor in an active dialogue any such disclosed relationships or services and their impact on the independent auditor’s objectivity and independence and present to the Board its conclusion with respect to the independence of the independent auditor.

After reviewing the foregoing reports and the outside auditors’ work throughout the year, the Committee shall evaluate the outside auditor’s qualifications, performance and independence. This evaluation shall include the review and evaluation of the lead partner(s) of the outside auditors. In making its evaluation, the Committee may take into account the opinions of management and the Company’s internal auditors (or other personnel responsible for the internal audit function) and shall take appropriate action in response to the outside auditors’ report and the opinions of those the Committee consults to satisfy itself of the outside auditors’ independence and adequate performance.

Trxade Group, Inc. Audit Committee Charter

The Committee should further consider whether, in order to assure the continuing independence of the outside auditors, there should be regular rotation of the lead audit partner (in addition to what may already be required by law or regulation).

The Committee shall establish hiring policies with respect to employees and former employees of the outside auditors.

The Committee shall review and discuss with management, the outside auditors and the internal auditors the performance and adequacy of the Company’s internal audit function, including the internal auditors’ responsibilities, budget, and staffing.

Responsibilities:

Financial Statements and Reporting:

1.	Reviewing the disclosures made by the Chief Executive Officer and the Chief Financial Officer in connection with their required certifications accompanying the Company’s periodic reports to be filed with the Securities and Exchange Commission, including disclosures to the Committee of (a) significant deficiencies in the design or operation of internal controls, (b) significant changes in internal controls and (c) any fraud involving management or other employees who have a significant role in the Company’s internal controls.

2.	Reviewing and discussing the Company’s quarterly financial results and related press releases, if any, with management and the independent auditors prior to the release of such information to the public.

Internal Audit:

1.	Reviewing with the management the proposed scope and plan for conducting internal audits of Company operations and obtaining reports of significant findings and recommendations, together with management’s corrective action plans.

2.	Seeking to ensure the corporate audit function has sufficient authority, support and access to Company personnel, facilities and records to carry out its work without restrictions or limitations.

3.	Reviewing the corporate audit function of the Company, including its charter, plans, activities, staffing and organizational structure.

4.	Reviewing progress of the internal audit program, key findings and management’s action plans to address findings.

Compliance:

1.	Periodically reviewing the Company’s policies with respect to legal compliance, conflicts of interest and ethical conduct.

2.	Seeking to ensure the adequacy of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control or auditing matters, including the confidential submission of complaints by employees regarding such matters.

3.	Recommending to the Board any changes in ethics or compliance policies that the Committee deems appropriate.

Trxade Group, Inc. Audit Committee Charter

In addition to the above responsibilities and those other responsibilities included in this charter, the Committee will undertake such other duties as the Board of Directors delegates to it, and will report periodically to the Board regarding the Committee’s examinations and recommendations.

Financial Reporting Process and Financial Statements:

The Committee shall meet regularly with management. The Committee shall meet, at least annually, with the Company’s outside auditors in a private session.

The Committee shall review and discuss with management and the outside auditors on a quarterly basis prior to filing quarterly or annual financial statements: (i) the audited financial statements to be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of the Form 10-K) (ii) the quarterly financial statements to be included on Form 10-Q; (iii) the Company’s disclosures in the “Management’s Discussion and Analysis of Financial Condition and Results of Operation” contained therein; (iv) the Company’s disclosure controls and procedures (including any significant internal control deficiencies or material weaknesses and any changes implemented in light of material control deficiencies or weaknesses) and (v) any fraud that involves management or other employees who have a significant role in the Company’s internal controls.

In connection with the annual audit and the outside auditors review of the financial information included in the Company’s Quarterly Reports on Form 10-Q, the Committee shall, prior to the filing of the Form 10-K or Form 10-Q, discuss with the outside auditors the results of their audit or review, and the matters required to be discussed by Statement on Auditing Standards No. 61 (SAS 61) as amended and/or supplemented. In addition, the Chairman or his designee shall, before the quarterly earnings press releases are released, discuss with the outside auditors the results of their review of quarterly earnings press releases.

The Committee shall request from the Company’s outside auditors and, where applicable, the Company’s internal auditors, timely reports concerning:

a)	Major issues regarding accounting principles and financial statement presentations, including all critical accounting policies and practices and any changes in the selection or application of accounting principles;

b)	All significant financial reporting issues and judgments, including all critical accounting estimates and alternative treatments of financial information within generally accepted accounting principles that have been discussed with the management of the Company, the ramifications of the use of such alternative estimates or treatments and the estimate/treatment preferred by the auditors;

c)	The effect of regulatory or accounting initiatives, as well as off-balance sheet transactions, on the financial statements; and

d)	Any material written communication between the auditors and the management of the Company (such as any management letter or schedule of unadjusted differences).

The Committee shall review with the outside auditors and the internal auditors any audit problems or difficulties encountered (including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management) and management’s response. The Committee shall be responsible for the resolution of disagreement among the Company’s management, the outside auditors and the internal auditors regarding financial reporting.

The Committee shall review with the internal auditor and the external auditor their annual audit plans and the degree of coordination of such plans.

Trxade Group, Inc. Audit Committee Charter

Based on the above review and discussions, the Committee shall determine whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

The Committee shall prepare the report of the audit Committee required by the rules of the SEC included in the Company’s annual proxy statement.

The Committee shall periodically discuss with management the types of information to be disclosed and the types of presentation to be made in quarterly earnings press releases and with respect to financial information and earnings guidance provided to analysts and rating agencies or otherwise made public.

Risk Management:

The Committee shall discuss with management, the internal auditors and the outside auditors, the Company’s policies with respect to risk assessment and risk management. This discussion should cover the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures.

The Committee shall review the annual audit report regarding officers’ expense accounts and perquisites and the results of any surveys of compliance with any business conduct policies of the Company.

Compliance with Laws, Regulations and Ethics Codes:

The Committee shall review with the Company’s general counsel, the internal auditors and other appropriate parties, as applicable, legal matters that may have a material impact on the Company’s financial statements, the Company’s compliance policies and procedures and any material reports received from or communications with regulators or government agencies.

The Committee shall review and pre-approve any related party transactions and other matters pertaining to the integrity of management, including potential conflicts of interest, or adherence to standards of business conduct as required by the policies of the Company.

The Committee shall (i) review all requests for waivers of any code of conduct and ethics policies or procedures that the Company has adopted including requests from executive, operating or financial officers and management of the Company and from any other individuals that conduct business on behalf of the Company or who are involved with the preparation of financial statements or in the assessment of the Company’s internal disclosure controls over financial reporting, and (ii) promptly disclose any waivers that are required by regulation or listing standards to be disclosed publicly.

The Committee shall establish, oversee and regularly review the adequacy and performance of procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting control and/or auditing matters; and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

The Committee shall have authority to establish, monitor and maintain a Whistleblower Protection Policy for the Company that facilitates the reporting of suspected wrongdoings of the Company, and prohibits retaliatory action against employees who report suspected wrongdoings when they reasonably believe violations of laws, rules or regulations have occurred.

Trxade Group, Inc. Audit Committee Charter

Related Party Transactions:

(a) The Committee will review any issues relating to conflicts of interests and all related party transactions of the Company (“Related Party Transactions”).

(b) The Committee will analyze the following factors, in addition to any other factors the Committee deems appropriate, in determining whether to approve a Related Party Transaction:

(1)	fairness of the terms for the Company (including fairness from a financial point of view);

(2)	materiality of the transaction;

(3)	bids / terms for such transaction from unrelated parties;

(4)	structure of the transaction;

(5)	the policies, rules and regulations of the U.S. federal and state securities laws;

(6)	the policies of the Committee; and

(7)	interests of each related party in the transaction.

(c) The Committee will only approve a Related Party Transaction if the Committee determines that the terms of the Related Party Transaction are beneficial and fair (including fair from a financial point of view) to the Company and are lawful under the laws of the United States. In the event multiple members of the Committee are deemed a related party, the Related Party Transaction will be considered by the disinterested members of the Board of Directors in place of the Committee.

(d) The following transactions will be exempted from the Policy and will be governed by the Company’s other applicable policies:

(1)	payment of compensation by the Company to its officers or directors for service to the Company in their stated capacity;

(2)	transactions available to all employees or all stockholders of the Company on the same terms; and

(3)	transactions which, when aggregated for any related party, involve less than $120,000 and are approved by the Chief Executive Officer, who is not a related party in the transaction.

(e) Approval of a Related Party Transaction may be conditioned upon the Company and the related party taking any or all of the following additional actions, or any other actions that the Committee deems appropriate:

(1)	requiring the related party to resign from, or change position within, an entity that is involved in the Related Party Transaction with the Company;

(2)	assuring that the related party will not be directly involved in negotiating the terms of the Related Party Transaction:

(3)	limiting the duration or magnitude of the Related Party Transaction;

Trxade Group, Inc. Audit Committee Charter

(4)	requiring that information about the Related Party Transaction be documented and that reports reflecting the nature and amount of the Related Party Transaction be delivered to the Committee on a regular basis;

(5)	requiring that the Company have the right to terminate the Related Party Transaction by giving a specified period of advance notice; or

(6)	appointing a Company representative to monitor various aspects of the Related Party Transaction.

(f) If the Company or a related party becomes aware that any Related Party Transaction exists that has not been previously approved or ratified under this policy, it will promptly submit the transaction to the Committee or Chair of the Committee or disinterested members of the Board of Directors for consideration. The Committee or Chair of the Committee or Board will evaluate the transaction under this policy and will consider all options, including ratification, amendment or termination of the Related Party Transaction.

(g) All Related Party Transactions are to be disclosed in the Company’s applicable filings with the SEC, as required by the Securities Act of 1933, as amended, and the Exchange Act of 1934, as amended, and related rules and regulations. All Related Party Transactions will be disclosed to the Committee and any material Related Party Transaction will be disclosed to the Board of Directors.

(h) The Committee is prohibited from approving or ratifying any Related Party Transaction whereby the Company directly or indirectly, including through any subsidiary, extends or maintains credit, arranges for the extension of credit, or renews an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company.

Trxade Group, Inc. Audit Committee Charter

Annex E

Trxade Group, Inc. (the “Company”)

Compensation Committee Charter

Role:

The Compensation Committee’s role is to discharge the Board of Directors (the “Board’s”) responsibilities relating to compensation of the Company’s executives and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation and benefit programs.

Membership:

The membership of the Committee will consist of at least two directors of the Company, who shall satisfy the definition of “independent” under the rules of the NASDAQ Capital Market, or such other exchange(s) upon which the Company’s securities are then listed from time to time (the “Exchange”). If the Committee is comprised of at least three members, one director who is not “independent” as defined under the rules of the Exchange and is not currently an executive officer or employee or a family member of an executive officer, may be appointed to the Committee if the Board, under exceptional and limited circumstances, if the Committee determines that such individual’s membership on the Committee is required by the best interests of the Company and its stockholders (with such member being defined as an “Excepted Member”). An Excepted Member may not serve longer than two years. An Excepted Member’s service on the Committee will be subject in all cases to the rules and requirements of the Exchange.

The Board may remove any member from the Committee at any time with or without cause. Each Committee member may be required to satisfy certain independence requirements of applicable securities laws, rules or guidelines and any other applicable regulatory rules. Determinations as to whether a particular director satisfies the requirements for membership on the Committee shall be made by the full Board.

Operations:

The Board shall designate one member of the Committee to act as its chairperson. The Committee will meet a minimum of once a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee may also meet periodically in executive session without Company management present. The Committee will cause to be kept adequate minutes of its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment) action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of the Company’s Certificate of Incorporation, (b) any provision of the Bylaws of the Company, or (c) the laws of the State of Delaware.

Authority:

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate outside counsel, compensation consultants, or other experts or consultants, as it deems appropriate, including sole authority to approve the fees and other retention terms for such persons. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

Trxade Group, Inc. Compensation Committee Charter

Except as otherwise delegated by the Board or the Committee, the Committee will act on behalf of the Board. The Committee will serve as the “Committee” established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans. The Committee may delegate to one or more executive officers the authority to make grants of stock options and stock awards to eligible individuals who are not executive officers. Any executive officer to whom the Committee grants such authority shall regularly report to the Committee grants so made. The Committee may revoke any such delegation of authority at any time.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee to perform certain of its duties from time to time.

Performance Evaluation:

The Committee shall review its own performance and reassess the adequacy of this Charter at least annually in such manner as it deems appropriate, and submit such evaluation, including any recommendations for change, to the full Board for review, discussion and approval.

Responsibilities:

Subject to the sole determination of the Board, the principal responsibilities and functions of the Compensation Committee are as follows:

1.	Review the competitiveness of the Company’s executive compensation programs to ensure (a) the attraction and retention of executives, (b) the motivation of executives to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s stockholders. Assist the Board in establishing CEO annual goals and objectives.

2.	Review trends in executive compensation, oversee the development of new compensation plans, and, when necessary, approve the revision of existing plans.

3.	Review and approve the compensation structure for executives.

4.	Oversee an evaluation of the performance of the Company’s executive officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, for the executive officers. Review and approve compensation packages for new executive officers and termination packages for executive officers.

5.	Review and make recommendations concerning long-term incentive compensation plans, including the use of equity-based plans.

6.	Periodically review the compensation paid to non-employee directors and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as a director.

7.	Review periodic reports from management on matters relating to the Company’s compensation practices.

8.	Produce an annual report of the Compensation Committee on executive compensation for the Company’s annual proxy statement in compliance with and to the extent required by applicable Securities and Exchange Commission rules and regulations and any relevant listing authority.

9.	Obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations about, among other things, changes to the charter of the Committee.

10.	Take whatever other action that the Board shall reasonably request in its sole determination.

Trxade Group, Inc. Compensation Committee Charter

The Committee shall also have the following responsibilities and authority as dictated by the Exchange:

(A)	The Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser.

(B)	The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the Committee.

(C)	The Company must provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to a compensation consultant, legal counsel or any other adviser retained by the Committee.

(D)	The Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Committee, other than in-house legal counsel, only after taking into consideration factors set forth in the Exchange’s rules.

Notwithstanding the above, the Chief Executive Officer of the Company may not be present during voting or deliberations on his or her compensation.

Trxade Group, Inc. Compensation Committee Charter

Annex F

TRXADE GROUP, INC.

CHARTER OF THE:

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Effective November 20, 2019

Trxade Group, Inc. (the “Company”)

Nominating and Corporate Governance Committee Charter

Role:

The Nominating and Corporate Governance Committee’s role is to determine the slate of director nominees for election to the Company’s Board of Directors (the “Board”) to identify and recommend candidates to fill vacancies occurring between annual stockholder meetings, to review, evaluate and recommend changes to the Company’s Corporate Governance Guidelines, and to establish the process for conducting the review of the Chief Executive Officer’s performance.

Membership:

The membership of the Committee will consist of at least two directors of the Company, who shall satisfy the definition of “independent” under the listing standard of the NASDAQ Capital Market, or such other exchange(s) upon which the Company’s securities are then listed from time to time (the “Exchange”). If the Committee is comprised of at least three members, one director who is not “independent” as defined under the rules of the Exchange and is not currently an executive officer or employee or a family member of an executive officer, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its stockholders (with such member being defined as an “Excepted Member”). An Excepted Member may not serve longer than two years. An Excepted Member’s service on the Committee will be subject in all cases to the rules and requirements of the Exchange.

Operations:

The Board shall designate one member of the Committee to act as its chairperson. The Committee will meet a minimum of once a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee may also meet periodically in executive session without Company management present. The Committee will cause to be kept adequate minutes of its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment) action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of the Company’s Certificate of Incorporation, (b) any provision of the Bylaws of the Company, or (c) the laws of the State of Delaware.

Authority:

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate outside counsel, compensation consultants, or other experts or consultants, as it deems appropriate, including sole authority to approve the fees and other retention terms for such persons. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

Except as otherwise delegated by the Board or the Committee, the Committee will act on behalf of the Board.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee to perform certain of its duties from time to time.

Trxade Group, Inc.

Nominating and Corporate Governance Charter

Performance Evaluation:

The Committee shall review its own performance and reassess the adequacy of this Charter at least annually in such manner as it deems appropriate, and submit such evaluation, including any recommendations for change, to the full Board for review, discussion and approval.

Responsibilities:

The Committee will have the authority, to the extent it deems necessary or appropriate, to retain a search firm to be used to identify director candidates. The Committee shall have sole authority to retain and terminate any such search firm, including sole authority to approve the firm’s fees and other retention terms. The Committee shall also have authority, to the extent it deems necessary or appropriate, to retain other advisors. The Company will provide the appropriate funding, as determined by the Committee, for payment of compensation to any search firm or other advisors employed by the Committee.

Specific responsibilities and duties of the Committee include:

a)	Establishing criteria for selection of new directors and nominees for vacancies on the Board;

b)	Approving director nominations to be presented for stockholder approval at the Company annual Meeting;

c)	Identifying and assisting with the recruitment of qualified candidates for Board membership and for the positions of Chairman of the Board and Chairman of the committees of the Board;

d)	Recommending to the Board to accept or decline any tendered resignation of a director;

e)	Considering any nomination of director candidates validly made by stockholders;

f)	Reviewing any director conflict of interest issues and determining how to handle such issues;

g)	Insuring a review at least annually of incumbent directors’ performance and attendance at Board and committee meetings in connection with the independent directors’ decision regarding directors to be slated for election at the Company’s annual meeting;

h)	Providing appropriate orientation programs for new directors;

i)	Developing and periodically reviewing and recommending to the Board appropriate revisions to the Company’s corporate governance framework, including its Certificate of Incorporation and Bylaws;

j)	Monitoring compliance with the corporate governance guidelines; and

k)	Reviewing and assessing the adequacy of the Company’s corporate governance policies and practices at least annually and recommending any proposed changes to the Board.

The Committee will also provide periodic reports to the Board and will propose any necessary actions to the Board. The Committee will also be responsible for the review and reassessment of the adequacy of this Charter annually and for recommending any proposed changes to the Board for approval.

Trxade Group, Inc.

Nominating and Corporate Governance Charter

Nomination Process:

The Committee has the authority to lead the search for individuals qualified to become members of the Board of the Company and to select or recommend to the Board nominees to be presented for stockholder approval. The Committee will select individuals who have high personal and professional integrity, have demonstrated ability and sound judgment and are effective, in conjunction with other director nominees, in collectively serving the long-term interests of the Company’s stockholders. The Committee may use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Committee may meet to discuss and consider candidates’ qualifications and then choose a candidate by majority vote.

The Committee will consider nominees for the Board recommended in good faith by the Company’s stockholders, provided those nominees meet the requirements of the Exchange and applicable federal securities law. Stockholders should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company Secretary. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long). The Committee may request further information about stockholder recommended nominees in order to comply with any applicable laws, rules or regulations or to the extent such information is required to be provided by such stockholder pursuant to any applicable laws, rules or regulations.

Trxade Group, Inc.

Nominating and Corporate Governance Charter

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